UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
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

Item 1. Reports to Shareholders.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
    International
       Aggressive
     Growth
          Fund

Semiannual Report
for the Period Ended
April 30, 2003

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
   EXPRESS(R)

Table of Contents

Fund Snapshot                                          3

Questions & Answers
   with Portfolio Management                           4

Investments in Securities                              8

Financial Statements                                  16

Notes to Financial Statements                         19

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Fund Snapshot
       AS OF APRIL 30, 2003

PORTFOLIO MANAGERS

Liberty Wanger Asset Management, L.P.

Portfolio manager                           Leah Zell, CFA
Since                                                 9/01
Years in industry                                       15

Portfolio manager                     P. Zachary Egan, CFA
Since                                                 5/03
Years in industry                                       12

Portfolio manager                     Louis J. Mendes, CFA
Since                                                 5/03
Years in industry                                       17

American Century Investment Management, Inc.

Portfolio manager                           Henrik Strabo
Since                                                 9/01
Years in industry                                       16

Portfolio manager                            Mark Kopinski
Since                                                 9/01
Years in industry                                       18

Portfolio manager                     Keith Creveling, CFA
Since                                                 4/03
Years in industry                                       13

FUND OBJECTIVE
The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01        B: 9/28/01       C: 9/28/01         Y: 9/28/01

Ticker symbols
A: AXGAX          B: APIBX         C: --              Y: --

Total net assets                            $107.9 million

Number of holdings                       approximately 270

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                  X    LARGE
                  X    MEDIUM    SIZE
                  X    SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 16.3%
Japan 12.2%
France 10.9%
Spain 6.7%
Switzerland 6.7%
Germany 6.1%
Netherlands 5.6%
Canada 4.1%
Italy 4.0%
Ireland 3.8%
Australia 3.2%
South Korea 2.5%
China 2.2%
Hong Kong 2.2%
Sweden 2.2%
Finland 1.5%
Russia 1.4%
Singapore 1.3%
Mexico 1.1%
New Zealand 1.1%
Other 4.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)                            1.7%
France Telecom (France)                                    1.4
Royal Bank of Scotland Group (United Kingdom)              1.3
Rhoen-Klinikum (Germany)                                   1.2
Deutsche Boerse (Germany)                                  1.1
Novartis (Switzerland)                                     1.1
HBOS (United Kingdom)                                      1.1
Reckitt Benckiser (United Kingdom)                         1.0
Groupe Danone (France)                                     1.0
UniCredito Italiano (Italy)                                1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Questions & Answers
     WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Aggressive Growth Fund's portfolio is managed by two independent money management firms that invest a portion of Fund assets in growth stocks of international companies across all market capitalizations to seek long-term growth of capital. For the six months ended April 30, 2003, the Fund's Class A shares rose 1.37%, excluding sales charge, outperforming its benchmark, the MSCI EAFE Growth Index, which advanced 0.77%. The broader MSCI EAFE Index gained 2.04%. The Fund underperformed its peer group, as represented by the Lipper International Funds Index, which rose 1.61% for the period. As of April 30, 2003, American Century Investment Management, Inc. and Liberty Wanger Asset Management, L.P. each managed approximately 50% of the Fund's portfolio.

Q: What factors affected performance the most for your portion of the AXP Partners International Aggressive Growth Fund for the semiannual period ended April 30, 2003?

A: American Century: Our portion of the Fund underperformed the MSCI EAFE Index for the semiannual period. The portfolio's two largest sector stakes -- financials and telecommunications -- advanced, topping the list of contributors to our portion of the Fund performance. However, these gains were not enough to overcome declines in the healthcare and

(bar graph)
                      PERFORMANCE COMPARISON
          For the six-month period ended April 30, 2003

2.5
                                        (bar 3)
2.0                                     +2.04%             (bar 4)
                                                           +1.61%
1.5
        (bar 1)
1.0     +1.37%         (bar 2)
                       +0.77%
0.5

0.0

(bar 1) AXP Partners International Aggressive Growth Fund Class A (excluding sales charge)

(bar 2)   MSCI EAFE Growth Index (unmanaged)(1)

(bar 3)   MSCI EAFE Index (unmanaged)(2)

(bar 4)   Lipper International Funds Index(3)

(1) Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value (P/BV), from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Questions & Answers

     consumer cyclical positions in our portion of the Fund. On a regional basis, France, Germany and Ireland were the top-contributing countries. The Netherlands, South Korea and Australia were the biggest detractors from performance for our portion of the Fund.

A: Liberty Wanger: Our portion of the Fund outperformed both the MSCI EAFE Growth Index and the broader MSCI EAFE Index for the semiannual period. The Fund's significant underweighting in the United Kingdom benefited performance the most. The U.K.'s

(begin callout quote) > The portfolio's two largest sector stakes -- financial and telecommunications -- advanced, topping the list of contributors to our portion of the Fund performance. -- American Century Investment Management, Inc. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of April 30, 2003

                           Class A                  Class B                     Class C                 Class Y
(Inception dates)         (9/28/01)                (9/28/01)                   (9/28/01)               (9/28/01)
                     NAV(1)     POP(2)       NAV(1)     After CDSC(3)    NAV(1)  After CDSC(4)     NAV(5)   POP(5)
6 months*            +1.37%     -4.45%       +0.66%        -3.34%        +0.88%      -0.12%        +1.41%   +1.41%
1 year              -18.47%    -23.16%      -19.29%       -22.52%       -19.29%     -20.10%       -18.27%  -18.27%
Since inception      -6.47%     -9.90%       -7.27%        -9.63%        -7.27%      -7.27%        -6.31%   -6.31%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We intend to continue to look for individual stocks with a high dividend, a strong balance sheet and a monopoly position in their respective markets. -- Liberty Wanger Asset Management, L.P. (end callout quote)

     economy has been weak, with its inflation rising, consumer spending slowing and business capital expenditure languishing. The biggest negative impact on the Fund's relative performance came from its Japanese holdings. While we offset some of this weakness by maintaining an underweight position in Japan, the performance of the Fund's specific stock positions mirrored the weakness in the nation's economy. Unfortunately, economic and political reforms underway in Japan have been slow to materialize. Consumer demand remains sluggish, and business investment has slacked along with export growth. Weakness in the Fund's South Korean holdings also affected performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: American Century: Overall, the bulk of our portion of the Fund's investments was in Europe, with the largest stakes in the United Kingdom and France. Within financials, we maintained a slight overweighting in banks compared to our benchmark, which gained during the semiannual period. Our stock selection focused on banks. Royal Bank of Scotland, for example, is primarily a retail bank that makes loans to individuals or small businesses and was one of the Fund's top performers for the period. Also, we increased our portion of the Fund's weighting in the telecommunications sector. The move paid off, as the sector registered the period's top absolute performance. The United Kingdom's Vodafone Group, one of the world's largest providers of mobile phone services, was among those companies contributing to portfolio performance.

     On the other hand, we reduced the portfolio's weighting in consumer cyclicals, mostly in the department store industry. Department stores and auto manufacturers retreated during the semiannual period. Among carmakers, Toyota and Honda detracted from portfolio returns. In healthcare, drugmakers accounted for the bulk of the sector's decline. The U.K.'s AstraZeneca, Europe's second-biggest drugmaker, contributed to portfolio performance.

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6 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Questions & Answers

A: Liberty Wanger: We did not make any significant changes to the portfolio during the semiannual period. We continued to seek to lower overall portfolio risk by more evenly weighting our holdings. We also continued to lower the average market capitalization of portfolio holdings, as we see smaller capitalization stocks as relatively cheaper on a price/earnings basis than larger capitalization stocks in the current equity environment.

Q:   What is your outlook for the  coming months?

A: American Century: We intend to continue to follow our process of identifying and owning companies that we believe demonstrate strong, sustainable growth, regardless of economic outlook or changes in market conditions.

A: Liberty Wanger: There remains much economic and geopolitical uncertainty around the world, and thus we believe our best defense is to continue building the Fund's portfolio one stock at a time. We intend to continue to look for individual stocks with a high dividend, a strong balance sheet and a monopoly position in their respective markets. On a regional basis, too, we intend to maintain the portfolio's overweight in higher dividend paying markets, such as Hong Kong. Further, our analysis shows that international small capitalization stocks have traded at approximately a 30% discount to their U.S. counterparts over the last twelve months, and thus we believe we are likely to continue to find the best values in the small cap sector of the international equity markets.

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7 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund
April 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.0%)(c)
Issuer                                         Shares           Value(a)

Australia (3.0%)

Banks and savings & loans (0.6%)
Australia & New Zealand
   Banking Group                               22,267           $259,778
Westpac Banking                                42,376            421,747
Total                                                            681,525

Beverages & tobacco (0.4%)
Lion Nathan                                   115,000            406,451

Computers & office equipment (0.2%)
Computershare                                 163,000            173,340

Financial services (0.3%)
Perpetual Trustees Australia                   17,000            332,855

Leisure time & entertainment (0.4%)
Jupiters                                      122,109            483,519

Media (0.2%)
News Corp ADR                                  31,947            227,423

Metals (0.7%)
BHP Billiton                                  131,475            743,488

Textiles & apparel (0.2%)
Billabong Intl                                 63,500            226,021

Austria (0.2%)
Multi-industry conglomerates
Flughafen Wien                                  7,600            265,135

Barbados (0.3%)
Energy equipment & services
Nabors Inds                                     8,900(b)         348,880

Belgium (0.5%)
Health care
Omega Pharma                                   20,600            534,508

Brazil (0.1%)

Multi-industry conglomerates
Cia de Concessoes Rodoviarias                  27,300             85,165

Canada (3.9%)

Communications equipment & services (0.1%)
Nortel Networks                                48,788(b)         125,873

Energy (1.4%)
EnCana                                         12,653            414,623
ShawCor                                        30,500            274,045
Suncor Energy                                     530              8,715
Talisman Energy                                19,500            777,906
Total                                                          1,475,289

Energy equipment & services (0.4%)
AltaGas Services                               30,000            206,608
Canadian 88 Energy                            149,400(b)         225,985
Total                                                            432,593

Financial services (0.8%)
Intrawest                                       5,800             68,528
Power Financial                                28,000            805,102
Total                                                            873,630

Health care (0.3%)
Patheon                                        30,000(b)         302,175

Insurance (0.2%)
Kingsway Financial Services                    20,000(b)         230,029

Media (0.4%)
Corus Entertainment                            32,000(b)         474,223

Paper & packaging (0.2%)
Moore                                          20,000(b)         227,520

Utilities -- gas (0.1%)
TransCanada PipeLines                           3,598             57,434

See accompanying notes to investments in securities.

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8 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

China (2.1%)

Banks and savings & loans (0.4%)
JCG Holdings                                  450,000           $207,718
Wing Hang Bank                                 69,000            217,199
Total                                                            424,917

Chemicals (0.1%)
Sinopec Shanghai Petrochemical                568,000(b)          88,124

Communications equipment & services (0.4%)
China Telecom ADR                           2,102,120(b)         401,608

Computers & office equipment (0.2%)
Travelsky Technology                          300,000            179,830

Multi-industry conglomerates (0.6%)
Hainan Meilan Airport Cl H                    400,000            160,276
Jiangsu Expressway                            800,000            269,264
Zhejiang Expressway                           600,000            230,797
Total                                                            660,337

Transportation (0.2%)
Sinotrans                                   1,000,000(b)         247,466

Utilities -- electric (0.2%)
Huaneng Power Intl Cl H                       248,000            235,311

Denmark (0.2%)

Multi-industry conglomerates
Kobenhavns Lufthavne                            3,750            244,639

Finland (1.4%)

Communications equipment & services (0.5%)
Nokia ADR                                      32,796            543,430

Multi-industry conglomerates (0.7%)
Amer Group                                     16,100            485,126
Jaakko Poyry Group                             20,700            329,192
Total                                                            814,318

Paper & packaging (0.2%)
Stora Enso                                     15,228            165,526

France (10.4%)

Automotive & related (0.6%)
Michelin Cl B                                   3,400(b)         125,784
PSA Peugeot Citroen                            10,381            485,884
Total                                                            611,668

Banks and savings & loans (1.5%)
BNP Paribas                                    16,789            788,058
Societe Generale Cl A                          12,835            784,948
Total                                                          1,573,006

Beverages & tobacco (--%)
Pernod-Ricard                                     577             50,645

Building materials & construction (0.3%)
Technip-Coflexip                                4,300            352,232

Communications equipment & services (0.6%)
Alcatel                                        40,552            332,179
Orange                                         42,029(b)         336,773
Total                                                            668,952

Computer software & services (0.3%)
Wanadoo                                        51,989(b)         355,081

Computers & office equipment (0.3%)
Fininfo                                        20,400            318,730

Energy (0.7%)
TotalFinaElf                                    5,793            759,636

Food (1.0%)
Groupe Danone                                   7,411          1,048,722

Health care (0.2%)
Aventis                                         3,622            183,958

Health care services (0.7%)
Essilor Intl                                   18,259            747,634

Industrial equipment & services (0.3%)
Schneider Electric                              6,803            322,059

Leisure time & entertainment (0.4%)
Accor                                          13,766            453,665

Metals (0.3%)
Vallourec                                       5,000            289,044

See accompanying notes to investments in securities.

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9 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

France (cont.)

Multi-industry conglomerates (1.5%)
Bacou-Dalloz                                    6,000(b)        $493,495
GrandVision                                    13,000            240,543
Neopost                                        28,800(b)         996,365
Total                                                          1,730,403

Retail (0.3%)
Groupe Bourbon                                  4,900            353,806

Utilities -- telephone (1.4%)
France Telecom                                 63,095          1,457,571

Germany (5.3%)

Automotive & related (0.2%)
Beru                                            3,500            182,606

Chemicals (0.4%)
BASF                                            2,672            119,189
K&S                                            12,500            267,142
Total                                                            386,331

Communications equipment & services (0.6%)
Deutsche Telekom                               45,289            605,500

Computer software & services (0.4%)
T-Online Intl                                  56,898(b)         447,027

Computers & office equipment (0.3%)
Lion Bioscience                                 5,800(b)          27,315
Software                                       23,900            259,790
Total                                                            287,105

Financial services (1.0%)
Deutsche Boerse                                25,235          1,182,816

Health care services (1.3%)
Fresenius Medical Care                          5,287            265,336
Rhoen-Klinikum                                 37,000          1,283,289
Total                                                          1,548,625

Multi-industry conglomerates (0.6%)
GFK                                            22,200            326,785
Jenoptik                                       19,700            233,043
Norddeutsche Affinerie                          5,500             59,232
Total                                                            619,060

Retail (0.5%)
Takkt                                          40,300            195,640
Zapf Creation                                   8,200            300,343
Total                                                            495,983

Hong Kong (2.1%)

Electronics (0.3%)
Techtronic Inds                               300,000            376,969

Energy (0.2%)
CNOOC                                         148,000            194,511

Financial services (0.3%)
Aeon Credit Service (Asia)                    138,000             42,909
Hong Kong Exchanges & Clearing                200,000            233,362
Total                                                            276,271

Food (0.4%)
Global Bio-Chem Technology                  1,700,000            411,974
Tingyi Holdings                               506,000             91,480
Total                                                            503,454

Industrial equipment & services (0.1%)
Johnson Electric Holdings                      74,000             79,702

Media (0.4%)
Television Broadcasts                         160,000            489,290

Multi-industry conglomerates (0.4%)
Lerado Group Holding                        1,400,000            210,026
Linmark Group                                 750,000            175,983
Total                                                            386,009

India (0.6%)

Banks and savings & loans
HDFC Bank ADR                                  40,000            655,200

Ireland (3.6%)

Banks and savings & loans (2.2%)
Allied Irish Banks                             44,811            690,126
Anglo Irish Bank                              120,000            902,622
Bank of Ireland                                52,725            650,194
Depfa Bank                                      1,000             54,684
Total                                                          2,297,626

Building materials & construction (--%)
CRH                                             1,129             17,337

Food (0.7%)
Kerry Group Cl A                               50,000            739,350

Insurance (0.3%)
Irish Life & Permanent                         30,000            348,142

Retail (0.4%)
Grafton Group                                 120,000            471,399

See accompanying notes to investments in securities.

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10 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

Israel (0.4%)

Health care
Teva Pharmaceutical Inds ADR                    8,614           $402,274

Italy (3.8%)

Banks and savings & loans (1.1%)
Banco Popolare di Verona e Novara              16,858            228,961
UniCredito Italiano                           237,629          1,039,560
Total                                                          1,268,521

Building materials & construction (0.3%)
Permasteelias                                  15,000            272,862

Energy (0.8%)
Eni                                            56,921            811,200

Energy equipment & services (0.2%)
Saipem                                         36,000            251,100

Financial services (0.4%)
Parmalat Finanziaria                          180,000            460,015

Furniture & appliances (0.1%)
De' Longhi                                     38,000            149,276

Retail (0.5%)
Autogrill                                      55,200(b)         538,412

Utilities -- gas (0.4%)
Snam Rete Gas                                 111,155            403,159

Japan (11.7%)

Automotive & related (1.8%)
Honda Motor                                    11,000            364,330
Nifco                                          32,000            345,598
Nissan Motor                                   91,816            704,441
USS                                             8,000            407,848
Total                                                          1,822,217

Chemicals (0.3%)
Daiseki                                        26,400            376,321

Communications equipment & services (0.5%)
NTT DoCoMo                                        245            505,366

Computer software & services (0.2%)
Yahoo Japan                                        19(b)         213,483

Computers & office equipment (0.8%)
Canon                                          22,237            898,727

Electronics (1.6%)
Fanuc                                           8,900            364,179
Keyence                                         2,190            352,023
Sharp                                          38,000            398,289
Toshiba                                       119,000            317,307
Toyo                                           34,000            261,429
Total                                                          1,693,227

Financial services (0.8%)
Daito Trust Construction                       18,000            343,367
Goldcrest                                       6,500            159,148
Nomura Holdings                                25,000            247,568
OMC Card                                       50,000(b)         110,683
Total                                                            860,766

Food (0.9%)
Ajinomoto                                      41,000            415,982
Yakult Honsha                                  38,000            557,605
Total                                                            973,587

Health care (0.5%)
Fujisawa Pharmaceutical                        16,000            271,004
Takeda Chemical Inds                            6,607            242,098
Total                                                            513,102

Household products (0.3%)
Aderans                                        13,000            238,177
Kao                                             6,869            125,273
Total                                                            363,450

Industrial equipment & services (1.0%)
Eneserve                                        8,000            280,396
Hoya                                            8,451            499,576
SMC                                             4,500            338,840
Total                                                          1,118,812

Multi-industry conglomerates (0.8%)
Arrk                                           10,000            385,712
Bellsystem24                                    1,550            198,851
Olympus Optical                                15,000            259,727
Total                                                            844,290

Paper & packaging (0.9%)
Fuji Seal                                       9,000            366,007
Taisei Lamick                                   5,000            147,577
Uni-Charm                                      11,000            438,118
Total                                                            951,702

See accompanying notes to investments in securities.

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11 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

Japan (cont.)

Retail (0.3%)
Sugi Pharmacy                                   6,000           $276,203

Textiles & apparel (0.3%)
Asahi Glass                                    58,000            308,821

Transportation (0.1%)
East Japan Railway                                 31            140,366

Utilities -- gas (0.2%)
Tokyo Gas                                      80,000            260,272

Utilities -- telephone (0.4%)
KDDI                                              133            403,706

Luxembourg (0.7%)

Energy equipment & services (0.3%)
Tenaris ADR                                    15,061(b)         353,934

Media (0.4%)
RTL Group                                       3,429            130,684
SES Global                                     50,700            297,051
Total                                                            427,735

Mexico (1.1%)

Communications equipment & services (0.3%)
America Movil ADR Cl L                         20,445            342,863

Financial services (0.3%)
Consorcio                                     160,000(b)         295,064

Multi-industry conglomerates (0.3%)
Grupo Aeroportuario
   del Sureste ADR                             25,000            320,250

Retail (0.2%)
Wal-Mart de Mexico                             65,659            182,967

Netherlands (5.4%)

Building materials & construction (0.4%)
Fugro                                          10,834            439,499

Food (1.0%)
Unilever                                       16,198          1,020,445

Health care (0.5%)
OPG Groep                                      18,580            580,588

Household products (0.6%)
Hunter Douglas                                 23,140            676,595

Insurance (0.4%)
ING Groep                                      25,228            409,648

Media (0.2%)
VNU                                             8,962            260,041

Multi-industry conglomerates (1.5%)
Euronext                                       24,500            541,372
Hagemeyer                                      46,073            223,152
Imtech                                         34,400            499,075
United Services Group                          25,115            294,298
Total                                                          1,557,897

Transportation (0.2%)
Koninklijke Vopak                              20,000            227,441

Utilities -- telephone (0.6%)
Koninklijke (Royal)                            93,838            624,151

New Zealand (1.0%)

Leisure time & entertainment (0.3%)
Sky City Entertainment Group                   80,000            371,408

Retail (0.7%)
Warehouse Group                               237,500            743,936

Norway (0.9%)

Banks and savings & loans (0.4%)
DnB Holding                                    88,500            422,404

Food (0.5%)
Orkla                                          29,750            518,663

Russia (1.4%)

Communications equipment & services (0.2%)
VimpelCom ADR                                   4,332(b)         172,674

Energy (0.8%)
Lukoil Holding ADR                              3,510            242,892
YUKOS                                          53,943            631,133
Total                                                            874,025

Energy equipment & services (0.2%)
Surgutneftegaz ADR                              9,374            184,480

Utilities -- telephone (0.2%)
Mobile Telesystems ADR                          5,256(b)         252,288

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

Singapore (1.2%)

Automotive & related (0.5%)
ComfortDelGro                               1,228,729(b)        $567,446

Electronics (0.4%)
Venture                                        50,000            416,761

Transportation (0.3%)
SembCorp Logistics                            350,000            352,838

South Africa (0.2%)

Metals
Harmony Gold Mining                            17,000            179,899

South Korea (2.4%)

Automotive & related (0.4%)
Hyundai Mobis                                  21,000            417,407

Electronics (0.5%)
Samsung Electronics                             2,174            545,737

Health care (0.2%)
Yuhan                                           5,250            213,025

Industrial equipment & services (0.1%)
Samyoung                                       15,000            147,531

Insurance (0.2%)
Samsung Fire & Marine                           4,000            197,531

Media (0.4%)
Cheil Communications                            4,600            399,424

Metals (0.1%)
Posco                                           1,282            108,152

Multi-industry conglomerates (0.5%)
S1                                             29,000            539,424

Spain (6.4%)

Banks and savings & loans (0.9%)
Banco Popular Espanol                           8,926            432,724
Banco Santander Central Hispano                69,990            549,887
Total                                                            982,611

Beverages & tobacco (0.6%)
Altadis                                        24,175            623,222

Building materials & construction (1.1%)
Abengoa                                        61,600            327,229
Grupo Dragados                                 15,632            298,664
Grupo Ferrovial                                16,556            439,371
Total                                                          1,065,264

Energy (0.5%)
Repsol                                         38,781            564,799

Energy equipment & services (0.3%)
Gamesa Corporacion Tecnoligica                 18,300(b)         375,167

Industrial equipment & services (0.3%)
Zardoya Otis                                   19,700            280,311

Leisure time & entertainment (0.7%)
Amadeus Global
   Travel Distribution Cl A                    60,000            299,981
NH Hoteles                                     55,400            497,703
Total                                                            797,684

Media (0.2%)
Telefonica Publicidad e Informacion            60,000            257,127

Multi-industry conglomerates (0.7%)
Acesa Infraetructuras                          19,663            255,647
Prosegur, Compania de Seguridad                40,000            517,824
Total                                                            773,471

Retail (0.2%)
Cortefiel                                      45,600            247,832

Utilities -- gas (0.3%)
Gas Natural SDG                                18,250            349,294

Utilities -- telephone (0.6%)
Telefonica                                     55,790            617,013

Sweden (2.1%)

Banks and savings & loans (0.4%)
ForeningsSparbanken                            32,511            441,180

Communications equipment & services (0.3%)
Tele2 AB Cl B                                   6,069(b)         202,555
Telefonaktiebolaget LM
   Ericsson Cl B                              143,800(b)         130,972
Total                                                            333,527

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

Sweden (cont.)

Financial services (0.7%)
Castellum                                      25,400           $367,972
Intrum Justitia                                75,500(b)         364,592
Total                                                            732,564

Health care services (0.6%)
Perbio Science                                 49,100            639,284

Paper & packaging (0.1%)
Svenska Cellulosa                               4,724            159,975

Switzerland (6.4%)

Banks and savings & loans (0.5%)
Credit Suisse Group                             7,298            174,338
UBS                                             7,518            356,694
Total                                                            531,032

Chemicals (0.6%)
Givaudan                                        1,535            594,171

Electronics (0.7%)
Kaba Holding Cl B                               3,235            459,144
STMicroelectronics                             12,418            255,687
Total                                                            714,831

Financial services (1.0%)
Geberit                                         1,800(b)         566,689
Pargesa Holding Cl B                              279            528,666
Total                                                          1,095,355

Food (0.7%)
Nestle                                          3,618            737,578

Health care (2.4%)
Alcon                                           3,163(b)         139,330
Bachem                                          4,400            204,380
Novartis                                       29,481          1,162,894
Roche Holding                                   9,863            627,573
Synthes-Stratec                                   850            535,833
Total                                                          2,670,010

Industrial equipment & services (0.3%)
Schindler Holding                               1,800            301,261

Multi-industry conglomerates (0.1%)
Adecco                                          3,523            135,070

Retail (0.1%)
Bon Appetit Group                               2,570             86,216

Taiwan (0.6%)

Computers & office equipment (0.3%)
Advantech                                     199,200            351,429

Electronics (0.3%)
ASE Test                                       83,500(b)         287,240

United Kingdom (15.6%)

Aerospace & defense (0.3%)
Cobham                                         17,800            327,162

Airlines (0.3%)
BAA                                            47,736            368,501

Banks and savings & loans (2.5%)
HBOS                                           98,097          1,149,224
Royal Bank of Scotland Group                   54,187          1,421,179
Total                                                          2,570,403
Beverages & tobacco (1.0%)

Diageo                                         56,563            627,390
Gallaher Group                                 36,384            344,543
Imperial Tobacco Group                          9,263            155,004
Total                                                          1,126,937

Communications equipment & services (0.5%)
mm02                                          643,868(b)         573,702

Computers & office equipment (0.4%)
Torex                                          70,000            460,935

Electronics (0.4%)
Spectris                                       87,500            474,780

Energy equipment & services (0.6%)
Expro International Group                      93,100            352,649
Tullow Oil                                    298,000(b)         328,966
Total                                                            681,615

Financial services (0.5%)
3i Group                                       22,563            167,685
Alliance & Leicester                           31,880            413,223
Total                                                            580,908

Health care (2.2%)
AstraZeneca                                    16,542            649,059
GlaxoSmithKline ADR                            18,663            756,225
Smith & Nephew                                 79,358            529,215
SSL Intl                                       82,000            279,151
Total                                                          2,213,650

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Issuer                                         Shares           Value(a)

United Kingdom (cont.)

Health care services (0.7%)
Nestor Healthcare Group                        56,000           $185,269
RPS Group                                     280,000            541,488
Total                                                            726,757

Household products (1.0%)
Reckitt Benckiser                              61,517          1,084,957

Insurance (0.1%)
Charles Taylor Consulting                      30,000            114,595

Media (1.1%)
Euromoney Institutional Investor               80,000            300,471
HIT Entertainment                             160,000            562,585
WPP Group                                      39,167            278,721
Total                                                          1,141,777

Metals (0.4%)
Rio Tinto                                      24,347            465,395

Multi-industry conglomerates (1.6%)
Bunzl                                          60,000            432,007
Exel                                           72,142            691,805
Rentokil Initial                              102,323            305,816
Serco Group                                    45,000            108,385
Xstrata                                        25,000(b)         222,357
Total                                                          1,760,370

Retail (0.2%)
Marks & Spencer Group                          40,865            190,386

Transportation (0.1%)
Business Post Group                            14,200             90,781

Utilities -- telephone (1.7%)
Vodafone Group                                925,624          1,827,033

Total common stocks
(Cost: $102,420,089)                                        $102,530,277

Preferred stocks (0.5%)(c)
Issuer                                         Shares           Value(a)

Germany
Henkel KgaA                                     3,300           $214,265
Hugo Boss                                      23,900            330,738

Total preferred stocks
(Cost: $629,423)                                                $545,003

Total investments in securities
(Cost: $103,049,512)(d)                                     $103,075,280

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2003, the cost of securities for federal income tax purposes was approximately $103,050,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 7,198,000
     Unrealized depreciation                                  (7,173,000)
                                                              ----------
     Net unrealized appreciation                             $    25,000
                                                             -----------

--------------------------------------------------------------------------------
15 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth Fund

April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $103,049,512)                                                                     $103,075,280
Cash in bank on demand deposit                                                                             4,675,568
Foreign currency holdings (identified cost $283,177) (Note 1)                                                285,782
Capital shares receivable                                                                                     88,897
Dividends and accrued interest receivable                                                                    489,292
Receivable for investment securities sold                                                                  1,578,190
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                  1,612
                                                                                                               -----
Total assets                                                                                             110,194,621
                                                                                                         -----------
Liabilities
Capital shares payable                                                                                        25,190
Payable for investment securities purchased                                                                2,086,501
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                  1,645
Accrued investment management services fee                                                                     2,922
Accrued distribution fee                                                                                       1,328
Accrued transfer agency fee                                                                                    1,185
Accrued administrative services fee                                                                              234
Other accrued expenses                                                                                       140,578
                                                                                                             -------
Total liabilities                                                                                          2,259,583
                                                                                                           ---------
Net assets applicable to outstanding capital stock                                                      $107,935,038
                                                                                                        ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    234,569
Additional paid-in capital                                                                               122,906,975
Undistributed net investment income                                                                           25,426
Accumulated net realized gain (loss) (Note 7)                                                            (15,267,582)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                              35,650
                                                                                                              ------
Total -- representing net assets applicable to outstanding capital stock                                $107,935,038
                                                                                                        ============
Net assets applicable to outstanding shares:                Class A                                     $ 78,494,910
                                                            Class B                                     $ 27,782,557
                                                            Class C                                     $  1,632,569
                                                            Class Y                                     $     25,002
Net asset value per share of outstanding capital stock:     Class A shares         17,005,916           $       4.62
                                                            Class B shares          6,087,723           $       4.56
                                                            Class C shares            357,811           $       4.56
                                                            Class Y shares              5,404           $       4.63
                                                                                        -----           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                              $ 1,151,458
Interest                                                                                    11,642
Fee income from securities lending -- net (Note 3)                                             604
     Less foreign taxes withheld                                                          (140,560)
                                                                                          --------
Total income                                                                             1,023,144
                                                                                         ---------
Expenses (Note 2):
Investment management services fee                                                         501,232
Distribution fee
     Class A                                                                                94,836
     Class B                                                                               127,789
     Class C                                                                                 7,344
Transfer agency fee                                                                        185,827
Incremental transfer agency fee
     Class A                                                                                14,389
     Class B                                                                                10,400
     Class C                                                                                   666
Service fee -- Class Y                                                                          11
Administrative services fees and expenses                                                   40,742
Compensation of board members                                                                4,867
Custodian fees                                                                             156,579
Printing and postage                                                                        34,305
Registration fees                                                                           32,961
Audit fees                                                                                   8,750
Other                                                                                        5,361
                                                                                             -----
Total expenses                                                                           1,226,059
     Expenses waived/reimbursed by AEFC (Note 2)                                          (227,978)
                                                                                          --------
                                                                                           998,081
     Earnings credits on cash balances (Note 2)                                               (339)
                                                                                              ----
Total net expenses                                                                         997,742
                                                                                           -------
Investment income (loss) -- net                                                             25,402
                                                                                            ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                     (6,707,421)
     Foreign currency transactions                                                         (78,529)
                                                                                           -------
Net realized gain (loss) on investments                                                 (6,785,950)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                  7,943,777
                                                                                         ---------
Net gain (loss) on investments and foreign currencies                                    1,157,827
                                                                                         ---------
Net increase (decrease) in net assets resulting from operations                        $ 1,183,229
                                                                                       ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth Fund
                                                                                April 30, 2003        Oct. 31, 2002
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                  $     25,402         $     83,955
Net realized gain (loss) on investments                                            (6,785,950)          (8,517,605)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies             7,943,777           (8,437,103)
                                                                                    ---------           ----------
Net increase (decrease) in net assets resulting from operations                     1,183,229          (16,870,753)
                                                                                    ---------          -----------
Distributions to shareholders from:
     Net investment income
       Class A                                                                        (42,218)              (1,338)
       Class Y                                                                            (22)                  (1)
     Net realized gain
       Class A                                                                             --                 (108)
       Class B                                                                             --                  (19)
                                                                                      -------               ------
Total distributions                                                                   (42,240)              (1,466)
                                                                                      -------               ------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       17,859,025           99,564,810
     Class B shares                                                                 5,726,101           29,822,821
     Class C shares                                                                   456,487            1,634,310
     Class Y shares                                                                     1,500               17,042
Reinvestment of distributions at net asset value
     Class A shares                                                                    39,066                  900
     Class B shares                                                                        --                   18
     Class Y shares                                                                        13                   --
Payments for redemptions
     Class A shares                                                               (11,841,032)         (31,040,083)
     Class B shares (Note 2)                                                       (2,446,753)          (2,761,874)
     Class C shares (Note 2)                                                         (188,643)            (116,728)
     Class Y shares                                                                        --               (1,323)
                                                                                      -------               ------
Increase (decrease) in net assets from capital share transactions                   9,605,764           97,119,893
                                                                                    ---------           ----------
Total increase (decrease) in net assets                                            10,746,753           80,247,674
Net assets at beginning of period                                                  97,188,285           16,940,611
                                                                                   ----------           ----------
Net assets at end of period                                                      $107,935,038         $ 97,188,285
                                                                                 ============         ============
Undistributed net investment income                                              $     25,426         $     42,264
                                                                                 ------------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
20 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
21 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.00% to 0.875% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, the shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $13,360 for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
22 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Liberty Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $217,036 for Class A, $14,447 for Class B and $221 for Class C for the six months ended April 30, 2003.

For the six months ended April 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.73% for Class A, 2.52% for Class B, 2.52% for Class C and 1.54% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $339 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
23 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $76,031,684 and $61,855,456, respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $8,693 for the six months ended April 30, 2003.

Income from securities lending amounted to $604 for the six months ended April 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended April 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        3,961,805         1,283,523          102,691               328
Issued for reinvested distributions             8,605                --               --                 3
Redeemed                                   (2,648,946)         (555,064)         (43,338)               --
                                            ---------           -------           ------               ---
Net increase (decrease)                     1,321,464           728,459           59,353               331
                                            ---------           -------           ------               ---

                                                                Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       18,849,279         5,638,725          313,044             3,086
Issued for reinvested distributions               166                 4               --                --
Redeemed                                   (6,107,043)         (552,890)         (22,618)             (300)
                                           ----------          --------          -------              ----
Net increase (decrease)                    12,742,402         5,085,839          290,426             2,786
                                           ----------         ---------          -------             -----

--------------------------------------------------------------------------------
24 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date             Currency to              Currency to       Unrealized        Unrealized
                         be delivered              be received     appreciation      depreciation
May 1, 2003                    23,389                   37,133             $ --              $249
                        British Pound              U.S. Dollar
May 1, 2003                     2,570                    3,710               16                --
                          U.S. Dollar          Canadian Dollar
May 1, 2003                    49,745                   89,181              138                --
                          U.S. Dollar       New Zealand Dollar
May 2, 2003                    15,989                   17,500               --               344
               European Monetary Unit              U.S. Dollar
May 2, 2003                   446,202                   57,210               --                 3
                     Hong Kong Dollar              U.S. Dollar
May 2, 2003                   124,235                   15,928               --                 2
                     Hong Kong Dollar              U.S. Dollar
May 2, 2003                   221,884                   28,447               --                 3
                     Hong Kong Dollar              U.S. Dollar
May 2, 2003                   525,585                   67,384               --                 7
                     Hong Kong Dollar              U.S. Dollar
May 2, 2003                 7,708,192                   64,061               --               572
                         Japanese Yen              U.S. Dollar
May 2, 2003                    11,608                   10,503              113                --
                          U.S. Dollar   European Monetary Unit
May 2, 2003                    55,070                   49,724              423                --
                          U.S. Dollar   European Monetary Unit
May 2, 2003                     1,719                    2,477                8                --
                          U.S. Dollar          Canadian Dollar
May 2, 2003                     5,416                    4,949              106                --
                          U.S. Dollar   European Monetary Unit
May 5, 2003                     7,409                    8,285               16                --
               European Monetary Unit              U.S. Dollar
May 5, 2003                   366,921                   47,047                1                --
                     Hong Kong Dollar              U.S. Dollar
May 5, 2003                   533,625                   68,418               --                 4
                     Hong Kong Dollar              U.S. Dollar
May 5, 2003                     6,301                    4,575               --                71
                          Swiss Franc              U.S. Dollar
May 5, 2003                   223,111                  398,911               20                --
                          U.S. Dollar       New Zealand Dollar
May 5, 2003                    57,662                  471,391               --                33
                          U.S. Dollar            Swedish Krona

--------------------------------------------------------------------------------
25 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Exchange date             Currency to              Currency to       Unrealized        Unrealized
                         be delivered              be received     appreciation      depreciation
May 5, 2003                    73,775                  603,330          $    --          $     15
                          U.S. Dollar            Swedish Krona
May 5, 2003                    16,521                   14,774               --                33
                          U.S. Dollar   European Monetary Unit
May 5, 2003                    62,955                   56,493               90                --
                          U.S. Dollar   European Monetary Unit
May 5, 2003                   125,904                  112,576               --               270
                          U.S. Dollar   European Monetary Unit
May 5, 2003                     2,490                    2,256               27                --
                          U.S. Dollar   European Monetary Unit
May 5, 2003                    39,155                   35,428              378                --
                          U.S. Dollar   European Monetary Unit
May 5, 2003                     6,439                    5,883              126                --
                          U.S. Dollar   European Monetary Unit
May 5, 2003                     4,807                   39,599               34                --
                          U.S. Dollar            Swedish Krona
May 5, 2003                    41,320                   56,087               34                --
                          U.S. Dollar              Swiss Franc
May 6, 2003                   229,147                  168,925               --                25
                          Swiss Franc              U.S. Dollar
May 6, 2003                   119,010                   87,733               --                13
                          Swiss Franc              U.S. Dollar
May 6, 2003                       960                    7,848               --                 1
                          U.S. Dollar            Swedish Krona
May 7, 2003                    62,398                   69,719               82                --
               European Monetary Unit              U.S. Dollar
                                                                         ------            ------
Total                                                                    $1,612            $1,645
                                                                         ------            ------

--------------------------------------------------------------------------------
26 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $6,989,821 as of Oct. 31, 2002 that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)       2002      2001(b)
Net asset value, beginning of period                                          $4.56        $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                     --          .01         --
Net gains (losses) (both realized and unrealized)                               .06         (.70)       .11
Total from investment operations                                                .06         (.69)       .11
Net asset value, end of period                                                $4.62        $4.56      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                         $78          $72        $15
Ratio of expenses to average daily net assets(c),(e)                          1.73%(d)     1.72%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets              .25%(d)      .29%     (1.12%)(d)
Portfolio turnover rate (excluding short-term securities)                       64%         141%         8%
Total return(i)                                                               1.37%(j)   (13.14%)     2.14%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)       2002      2001(b)
Net asset value, beginning of period                                          $4.53        $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.01)        --
Net gains (losses) (both realized and unrealized)                               .04         (.71)       .11
Total from investment operations                                                .03         (.72)       .11
Net asset value, end of period                                                $4.56        $4.53      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                         $28          $24         $1
Ratio of expenses to average daily net assets(c),(f)                          2.52%(d)     2.52%      2.52%(d)
Ratio of net investment income (loss) to average daily net assets             (.53%)(d)    (.46%)    (1.80%)(d)
Portfolio turnover rate (excluding short-term securities)                       64%         141%         8%
Total return(i)                                                                .66%(j)   (13.71%)     2.14%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)       2002      2001(b)
Net asset value, beginning of period                                          $4.52        $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.01)        --
Net gains (losses) (both realized and unrealized)                               .05         (.72)       .11
Total from investment operations                                                .04         (.73)       .11
Net asset value, end of period                                                $4.56        $4.52      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                          $2           $1        $--
Ratio of expenses to average daily net assets(c),(g)                          2.52%(d)     2.52%      2.52%(d)
Ratio of net investment income (loss) to average daily net assets             (.51%)(d)    (.41%)    (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                       64%         141%         8%
Total return(i)                                                                .88%(j)   (13.90%)     2.14%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)       2002      2001(b)
Net asset value, beginning of period                                          $4.57        $5.25      $5.14
Income from investment operations:
Net investment income (loss)                                                     --          .01         --
Net gains (losses) (both realized and unrealized)                               .06         (.69)       .11
Total from investment operations                                                .06         (.68)       .11
Net asset value, end of period                                                $4.63        $4.57      $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--        $--
Ratio of expenses to average daily net assets(c),(h)                          1.54%(d)     1.52%      1.58%(d)
Ratio of net investment income (loss) to average daily net assets              .41%(d)      .41%      (.99%)(d)
Portfolio turnover rate (excluding short-term securities)                       64%         141%         8%
Total return(i)                                                               1.41%(j)  (12.94%)      2.14%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.17% for the six months ended April 30, 2003 and 2.35% and 9.34% for the periods ended Oct. 31, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.97% for the six months ended April 30, 2003 and 3.12% and 10.11% for the periods ended Oct. 31, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.97% for the six months ended April 30, 2003 and 3.12% and 10.11% for the periods ended Oct. 31, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.98% for the six months ended April 30, 2003 and 2.18% and 9.17% for the periods ended Oct. 31, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
31 - AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND - 2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
International
   Core
         Fund

Semiannual Report
for the Period Ended
April 30, 2003

AXP Partners International Core Fund
seeks to provide shareholders with
long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                               3

Questions & Answers  with Portfolio Management              4

Investments in Securities                                   9

Financial Statements                                       17

Notes to Financial Statements                              20

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot

                           AS OF APRIL 30, 2003

PORTFOLIO MANAGERS

The Boston Company Asset Management, LLC
Portfolio manager       D. Kirk Henry, CFA
Since                                 10/02
Years in industry                        21

Portfolio manager   Clifford A. Smith, CFA
Since                                 10/02
Years in industry                        10

Putnam Investments
Portfolio manager        Omid Kamshad, CFA
Since                                 10/02
Years in industry                        15

FUND OBJECTIVE
The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02   B: 10/3/02   C: 10/3/02   Y: 10/3/02

Ticker symbols
A: AAICX   B: APCBX  C:--      Y:--

Total net assets              $43.5 million

Number of holdings        approximately 270

STYLE MATRIX

       STYLE
VALUE  BLEND  GROWTH
         X          LARGE
                    MEDIUM    SIZE
                    SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)
United Kingdom 21.3%
Japan 18.5%
France 10.3%
Switzerland 9.6%
Germany 5.0%
Ntherlands 3.5%
South Korea 3.3%
Italy 3.1%
Australia 2.4%
Finland 2.3%
Spain 2.2%
Singapore 1.8%
Belgium 1.7%
Hong Kong 1.7%
Ireland 1.7%
Brazil 1.5%
Sweden 1.4%
United States 1.4%
Canada 1.3%
Other 6.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

TotalFinaElf (France)                          2.8%
Novartis (Switzerland)                         2.7
Nestle (Switzerland)                           2.5
GlaxoSmithKline (United Kingdom)               2.1
Shell Transport & Trading (United Kingdom)     2.1
Vodafone Group (United Kingdom)                1.9
Canon (Japan)                                  1.9
AstraZeneca (United Kingdom)                   1.6
UBS (Switzerland)                              1.5
iShares MSCI Index Fund (United States)        1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
                           WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Core Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of foreign companies to seek long-term growth of capital. For the six months ended April 30, 2003, the Fund's Class A shares rose 0.08%, excluding sales charge, underperforming its benchmark, the MSCI EAFE Index, which gained 2.04%. The Fund also underperformed its peer group, as represented by the Lipper International Funds Index, which advanced 1.61% for the period. As of April 30, 2003, The Boston Company Asset Management, LLC (The Boston Company) and Putnam Investments each managed approximately 50% of the Fund's portfolio.

Q: What factors affected performance the most for your portion of the AXP Partners International Core Fund for the semiannual period ended April 30, 2003?

A. The Boston Company: Our portion of the Fund trailed the MSCI EAFE Index for the semiannual period. This was primarily due to the Fund's underweighting in technology and telecommunications, which rallied sharply during the last months of 2002. We were selectively invested in these sectors, but remained cautious due to weak telecommunications infrastructure dynamics and stagnant information technology (IT) demand. Sector allocation produced positive results in the first months of 2003, particularly an underweighting in financials and an

(bar graph)
                 PERFORMANCE COMPARISON
    For the six-month period ended April 30, 2003
2.5%                    (bar 2)
                         +2.04%
2.0%                                             (bar 3)
                                                  +1.61%
1.5%

1.0%

0.5%   (bar 1)
       +0.08%
0.0%

(bar 1) AXP Partners International Core Class A (excluding sales charge) (bar 2) MSCI AEFE Index (unmanaged)(1)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital  International EAFE Index (MSCI
    EAFE), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

    Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We focused on stock selection, with an emphasis on valuation and risk control relative to the benchmark.-- Putnam Investments (end callout quote)

    overweighting in utilities. Japanese banks declined as debt-restructuring plans failed to excite investors. Also, a flagging German economy weighed heavily on its banking sector. Several European insurance companies also declined, as firms continued to sell assets in a declining market in order to satisfy capital requirements. Utilities, on the other hand, provided some defense against market volatility.

    Stock selection detracted from our performance during the last months of 2002, but was modestly positive from January through April. The fourth calendar quarter was impacted by the portfolio's United Kingdom holdings. For example, shares of defense contractor BAE Systems dropped, as the company announced loss provisions for recent project delays. Still, the company is trading at less than book value and is a global leader in its industry.

TOTAL RETURNS
as of April 30, 2003

                      Class A               Class B                  Class C                Class Y
(Inception dates)    (10/3/02)             (10/3/02)                (10/3/02)              (10/3/02)
                  NAV(1)     POP(2)  NAV(1)  After CDSC(3)    NAV(1)   After CDSC(4)  NAV(5)       POP(5)

 6 months*        +0.08%    -5.67%    -0.35%     -4.33%       -0.36%      -1.35%      +0.30%       +0.30%

 Since inception* +3.46%    -2.49%    +3.01%     -0.99%       +3.01%      +2.01%      +3.69%       +3.69%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> By reducing or completely liquidating positions on fundamental weakness, we attempt to reduce additional price risk so often observed during turbulent market activity. -- The Boston Company (end callout quote)

    We remain cautious on the outlook for corporate information technology spending and concerned that many of these companies could move lower before staging a sustainable rally. For 2003 to date, strong stock selection was generated in Spain. Conversely, stock selection detracted from performance in the Netherlands and U.K. Overall, the impact of country allocation was mixed over the semiannual period, adding marginally to Fund performance at the end of 2002, but detracting from returns in the first months of this year.

A: Putnam: Our portion of the Fund slightly outperformed the MSCI EAFE Index for the six months ended April 30, 2003. Strong stock selection in the United Kingdom, Japan and Canada boosted our returns, more than offsetting disappointing stock selection in France. For example, gains in the U.K.'s Vodafone, AstraZeneca and Scottish Power as well as Japan's Canon and Olympus made significant contributions to the Fund. The single largest positive contributor during the period was Japan's NTT DoCoMo. In contrast, four of the top five detractors of our portfolio performance were French -- TotalFinaElf, Sanofi-Synthelabo, Vivendi Environnement and Lafarge. Within sectors, our strongest stock selection was in healthcare, where gains in AstraZeneca and Novartis more than offset the underperforming
    Sanofi-Synthelabo. Stock selection in energy was negative, as gains in Canada's Sunoco Energy and Brazil's Petrobras were not enough to offset the decline of France's TotalFinaElf.

    Effective sector allocation also supported our positive performance. An overweight position in communication services -- the best-performing sector in the index for the semiannual period -- added value. We continued to favor wireless over wireline companies, especially those with minimal debt.
    Avoiding many European telecommunications companies also helped. An underweight to the disappointing financials sector contributed to Fund returns as well. We particularly avoided some of the larger banks in both the United Kingdom and Japan. Country allocations had a negligible impact on Fund performance.

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6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolio and how is it currently positioned?

A. The Boston Company: We liquidated the Fund's position in Dutch food retailer Ahold to reduce price risk. Ahold was down sharply during the first calendar quarter on reported accounting irregularities in U.S. food services and Argentine operations. This proved to be a prudent move. Other disappointing stocks during this period included GKN, a U.K. auto parts manufacturer, and Allied Domecq, a U.K. beverage company, as both continue to be leaders in their industries.

    The Fund's holdings in Portugal benefited performance early in the semiannual period. However, the portfolio's overweighting in the Netherlands detracted from performance, as the Ahold news reverberated through the country's financial sector. Banks and insurers with exposure to the food retailer's debt fell precipitously with the company's share price. An underweighting in the U.K. also detracted from Fund performance, as coalition victory in Iraq helped spark a rally in U.K. equities.

A. Putnam: We focused on stock selection, with an emphasis on valuation and risk control relative to the benchmark. This discipline enabled us to upgrade the overall quality of our portion of the portfolio and to add numerous stocks that we felt were previously too expensive. Among countries, we had muted our enthusiasm for the larger developed equity markets at the end of the semiannual period, staying underweight Japan and the United Kingdom. We were also underweight continental Europe and the developed Pacific Basin, where we believe the outlook is relatively weak. Rather, we believe that some of the emerging markets are among the faster growing economies, and thus continued to invest about 9% of the Fund assets we manage in South Korea, Mexico and Brazil. Among sectors, we remain significantly underweight financials, although we have recently reduced this underweight by adding modestly to the banking industry. Primary overweightings include communication services, basic materials and healthcare. In communication services, we are concentrating on Asian and emerging market telecommunications companies and wireless providers. Among basic materials, we are concentrating heavily on construction and metal stocks, as we believe these will be among the first to rally in a global economic recovery. In healthcare, we have been adding to and upgrading the quality of our pharmaceutical holdings.

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7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the  coming months?

A. The Boston Company: International equity markets have been largely driven by specific news events, a dynamic that will likely continue as prolonged geopolitical uncertainties and weak economic conditions impede a sustainable recovery. Thus, we remain keenly focused on capitalizing on pricing inefficiencies, buying quality companies that are trading at a deep discount to underlying business fundamentals. In particular, our research team has identified several attractive opportunities in chemicals and pharmaceuticals. We also remain committed to our disciplined buy and sell strategy. For example, we have reduced exposure to several European financial companies with deteriorating capital structures. By reducing or completely liquidating positions on fundamental weakness, we attempt to reduce additional price risk so often observed during turbulent market activity. On the buy side, we continue to pay close attention to financial strength and to carefully analyze all aspects of a company's capitalization, including debt/equity structure, interest coverage, debt covenants, good will, pension liability and vendor-financing exposure. We also meet frequently with management and industry analysts to gauge business sentiment and visibility. Price remains a critical factor in all investment decisions. Overall, the portfolio remains broadly diversified to control exposure to any one region, country, sector or stock. We believe this strategy will help us to manage volatility and produce competitive investment results.

A: Putnam: Globally, the equity environment remains tough. However, with military success in Iraq, we expect the attention of investors to return to the fundamentals of corporate growth and earnings. As a result, we believe that international equity markets will likely post constrained but positive gains over the next 12 to 18 months, based on a current environment of reasonable absolute market valuations, slow but gradual recovery in economic activity and corporate profits, and modest monetary and fiscal stimulus. We believe that our emphasis on quality should position the portfolio well. We seek industry leaders with strong management teams who are acquiring market share and are firmly committed to operating efficiency and cost-cutting initiatives.

There can be no assurance or guarantee that Putnam's views on future capital markets will be correct.

Prior to April 2003,  Sandor Cseh retired as portfolio  manager of the Fund.
D. Kirk Henry and Clifford A. Smith remain as portfolio managers of the Fund.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities
AXP Partners International Core Fund

April 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.6%)(c)

Issuer                            Shares             Value(a)

Australia (2.3%)
Banks and savings & loans (0.6%)
Australia & New Zealand
  Banking Group                16,252                $189,604
Westpac Banking                 7,051                  70,175
Total                                                 259,779

Beverages & tobacco (--%)
Foster's Group                  2,238                   6,272

Energy (0.5%)
Santos                         57,000                 206,807

Media (0.8%)
News ADR                       10,907                 308,450

Metals (0.3%)
BHP Billiton                    9,559                  54,056
Rio Tinto                       4,346                  86,398
Total                                                 140,454

Paper & packaging (--%)
Amcor                             594                   3,088

Retail (--%)
Woolworths                      1,060                   8,567

Transportation (0.1%)
Brambles Inds                  15,170                  48,871

Belgium (1.6%)
Banks and savings & loans (0.7%)
Dexia                          25,200                 288,825

Beverages & tobacco (0.1%)
Interbrew                       1,723                  38,457

Insurance (0.8%)
Fortis                         21,780                 362,653

Utilities -- electric (--%)
Electrabel                         62                  14,862

Bermuda (0.6%)
Insurance
ACE                             2,979                  98,545
XL Capital Cl A                 2,090                 172,007
Total                                                 270,552

Brazil (1.4%)
Banks and savings & loans (0.1%)
Banco Bradesco ADR                779                  16,047
Banco Itau Holding Financeria ADR 700                  23,310
Unibanco - Uniao de Bancos
  Brasileiros ADR                 400                   7,260
Total                                                  46,617

Beverages & tobacco (0.2%)
Companhia de Bebidas
  das Americas ADR              4,578                  91,056

Energy (0.6%)
Petroleo Brasileiro ADR        13,662                 253,430

Metals (0.2%)
Companhia Vale do Rio Doce ADR  2,838                  76,854

Utilities -- telephone (0.3%)
Telecomunicacoes
   Brasileiras ADR              5,400                 140,292

Canada (1.2%)
Banks and savings & loans (0.5%)
Bank of Nova Scotia               300                  11,667
Canadian Imperial
  Bank of Commerce              1,756                  58,509
Natl Bank of Canada             5,543                 134,846
Total                                                 205,022

Energy (0.2%)
EnCana                          2,129                  69,765
Suncor Energy                   2,228                  36,636
Total                                                 106,401

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Canada (cont.)
Energy equipment & services (--%)
Canadian Natural Resources        200                  $6,664

Insurance (--%)
Sun Life Financial
   Services of Canada             600                  12,317

Metals (--%)
Alcan                             300                   8,802

Paper & packaging (0.1%)
Abitibi-Consolidated            3,545                  24,834

Restaurants & lodging (--%)
Four Seasons Hotels               200                   6,041

Transportation (0.4%)
Canadian Natl Railway           3,399                 165,022

China (0.3%)
Communications equipment & services (0.1%)
China Telecom Cl H            170,000(b)               32,478

Energy equipment & services (0.2%)
PetroChina Cl H               335,900                  76,663

Denmark (0.6%)
Banks and savings & loans

Danske Bank                    12,499                 240,486

Health care (--%)
Novo Nordisk Cl B                 300                  10,868

Finland (2.2%)
Communications equipment & services (1.7%)
Nokia                          33,421                 565,435
Nokia ADR                      11,650                 193,041
Total                                                 758,476

Computers & office equipment (0.1%)
TietoEnator                     1,860                  30,825

Financial services (0.4%)
Sampo Cl A                     23,500                 170,469

France (9.8%)
Airlines (0.1%)
Air France                      4,900                  54,575

Automotive & related (0.6%)
Michelin Cl B                   5,147(b)              190,415
PSA Peugeot Citroen             1,970                  92,206
Total                                                 282,621

Banks and savings & loans (1.5%)
BNP Paribas                     9,665                 453,666
Societe Generale Cl A           3,069                 187,690
Total                                                 641,356

Beverages & tobacco (--%)
LVMH Moet Hennessy Louis Vuitton  198                   8,640

Building materials & construction (0.6%)
Bouygues                        5,475                 133,933
Lafarge                         1,797                 120,728
Vinci                             149                   9,703
Total                                                 264,364

Chemicals (--%)
L'Air Liquide                      48                   7,269

Communications equipment & services (--%)
Orange                            469(b)                3,758

Electronics (0.5%)
Thomson Multimedia             14,100(b)              206,609

Energy (2.7%)
TotalFinaElf                    8,840               1,159,190

Health care (1.4%)
Aventis                         6,700                 340,288
Sanofi-Synthelabo               4,165                 248,443
Total                                                 588,731

Household products (--%)
L'Oreal                           143                  10,222

Industrial equipment & services (0.4%)
Schneider Electric              3,596                 170,237

Insurance (0.3%)
Assurances Generales
  de France (AFG)               3,900                 129,223

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                         Shares               Value(a)

France (cont.)
Leisure time & entertainment (0.4%)
Accor                           4,926                $162,339

Media (0.3%)
Societe Television
   Farancaise 1                 4,133                 116,095

Metals (0.5%)
Pechiney Cl A                   8,000                 230,789

Multi-industry conglomerates (0.5%)
Vivendi Environnement          10,312                 222,684

Germany (4.6%)
Airlines (0.2%)
Deutsche Lufthansa              9,700(b)              102,190

Automotive & related (1.0%)
Bayerische Motoren Werke        6,494                 216,477
Porsche                            18                   6,629
Volkswagen                      5,400                 189,832
Total                                                 412,938

Banks and savings & loans (0.3%)
Deutsche Bank                   2,300                 118,946

Chemicals (0.8%)
BASF                            7,426                 331,249

Communications equipment & services (--%)
Deutsche Telekom                  500                   6,685

Computers & office equipment (0.1%)
SAP                               594                  60,855

Electronics (--%)
Siemens                           200                   9,970

Retail (0.5%)
KarstadtQuelle                 13,900                 234,858

Transportation (0.7%)
Deutsche Post                  26,719                 318,759

Utilities -- electric (1.0%)
E.On                            8,100                 387,709

Greece (0.5%)
Utilities -- telephone
Hellenic Telecommunications
  Organization                 18,320                 196,273
Hellenic Telecommunications
  Organization ADR              4,000                  21,200
Total                                                 217,473

Hong Kong (1.6%)
Banks and savings & loans (0.4%)
Bank of East Asia              78,781                 145,965

Communications equipment & services (0.3%)
China Mobile                   60,500                 121,403

Financial services (0.2%)
Cheung Kong                    15,000                  82,895
Sun Hung Kai Properties         1,000                   4,693
Total                                                  87,588

Multi-industry conglomerates (0.3%)
Swire Pacific Cl A             31,000                 122,823

Transportation (0.2%)
MTR                            95,000                 102,320

Utilities -- electric (0.2%)
CLP Holdings                    2,000                   8,180
Hongkong Electric Holdings     24,500                  98,327
Total                                                 106,507

Ireland (1.6%)
Banks and savings & loans (1.2%)
Allied Irish Banks             14,211                 218,068
Bank of Ireland                26,128                 322,068
Total                                                 540,136

Building materials & construction (0.4%)
CRH                            10,095                 154,908

Italy (3.0%)
Aerospace & defense (0.5%)
Finmeccanica                  343,800                 204,118

Banks and savings & loans (0.7%)
Banca Popolare
  di Bergamo-Credito
  Varesino Scrl                 7,700                 154,506
San Paolo-IMI                  17,500                 144,327
Total                                                 298,833

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                        Shares                Value(a)

Italy (cont.)
Energy (0.6%)
Eni                            18,564                $264,562

Media (0.4%)
Mediaset                       19,382                 165,688

Utilities -- telephone (0.8%)
Telecom Italia                 48,418                 242,839
Telecom Italia Mobile          26,597                 125,259
Total                                                 368,098

Japan (17.6%)
Automotive & related (2.7%)
Bridgestone                     1,000                  11,345
Fuji Heavy Inds                27,200                  97,387
Honda Motor                    10,800                 357,706
Nissan Motor                   16,800                 128,895
Toyota Motor                   22,800                 516,183
Total                                               1,111,516

Banks and savings & loans (1.2%)
77 Bank                        34,000                 144,256
Credit Saison                  17,300                 325,663
Orix                            1,300                  59,408
Total                                                 529,327

Building materials & construction (0.7%)
Rinnai                         10,000                 218,012
Sekisui House                  11,600                  85,205
Total                                                 303,217

Chemicals (0.7%)
Shin-Etsu Chemical              7,100                 212,535
Sumitomo Bakelite              32,000                 113,232
Total                                                 325,767

Communications equipment & services (1.3%)
NTT DoCoMo                        267                 550,746

Computer software & services (--%)
Yahoo Japan                         1(b)               11,236

Computers & office equipment (2.0%)
Canon                          19,000                 767,901
Fuji Machine Mfg                4,600                  30,857
Konami                          6,400                  84,146
Total                                                 882,904

Electronics (1.2%)
Advantest                         100                   3,354
Fanuc                             200                   8,184
Minebea                        50,000                 148,416
Murata Mfg                      3,500                 124,727
Nintendo                        1,100                  85,963
Rohm                              700                  72,137
TDK                             2,700                  93,728
Total                                                 536,509

Financial services (0.8%)
Acom                            1,460                  41,011
Aiful                           4,200                 157,773
Nomura Holdings                 1,000                   9,903
SFCG                            2,000                 139,192
Total                                                 347,879

Health care (1.1%)
Eisai                          10,100                 178,270
Takeda Chemical Inds            8,200                 300,470
Total                                                 478,740

Health care services (0.3%)
Yamanouchi Pharmaceutical       4,600                 116,099

Household products (0.8%)
Kao                            18,000                 328,274

Industrial equipment & services (0.4%)
Mabuchi Motor                   2,300                 171,834
SMC                               100                   7,530
Total                                                 179,364

Insurance (0.4%)
Millea Holdings                    20                 129,800
Mitsui Sumitomo Insurance      13,100                  61,513
Total                                                 191,313

Leisure time & entertainment (0.5%)
Yamaha Motor                   32,000                 238,269

Media (0.2%)
Sony                            1,800                  43,770
Toppan Printing                 9,000                  57,052
Total                                                 100,822

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Japan (cont.)
Multi-industry conglomerates (0.9%)
Fuji Photo Film                 6,000                $152,943
Mitsubishi                      1,000                   5,945
Olympus Optical                 8,000                 138,521
Secom                           3,500                  81,586
Total                                                 378,995

Restaurants & lodging (0.3%)
Skylark                        13,000                 139,527

Retail (0.9%)
Aeon                              300                   6,817
Lawson                          4,500                 138,102
Matsumotokiyoshi                5,300                 235,536
Yamada Denki                      200                   3,857
Total                                                 384,312

Transportation (0.5%)
East Japan Railway                  3                  13,584
Nippon Express                 52,000                 194,030
Total                                                 207,614

Utilities -- electric (0.1%)
Kansai Electric Power             800                  13,383
Tokyo Electric Power              600                  12,175
Total                                                  25,558

Utilities -- gas (0.3%)
Tokyo Gas                      45,000                 146,403

Utilities -- telephone (0.3%)
Nippon Telegraph & Telephone       33                 115,663

Luxembourg (0.3%)
Metals
Arcelor                        13,463(b)              152,351

Mexico (0.9%)
Beverages & tobacco (0.2%)
Fomento Economico Mexicano ADR  1,755                  66,620

Financial services (--%)
Grupo Financiero
  BBVA Bancomer Cl B           10,427(b)                9,057

Retail (--%)
Wal-Mart de Mexico              5,753                  16,031

Utilities -- telephone (0.7%)
Telefonos de Mexico ADR Cl L    9,723                 293,732

Netherlands (3.3%)
Banks and savings & loans (0.5%)
ABN AMRO Holding               12,713                 214,802

Chemicals (0.6%)
Akzo Nobel                     11,850                 263,434

Household products (0.3%)
Hunter Douglas                  4,700                 137,424

Industrial equipment & services (0.6%)
Koninklijke (Royal)
  Philips Electronics          13,557                 252,784
Stork                           5,700                  49,299
Total                                                 302,083

Insurance (0.5%)
ING Groep                      12,660                 205,571

Media (0.4%)
Reed Elsevier                   2,500                  28,458
Wolters Kluwer                 11,081                 144,316
Total                                                 172,774

Multi-industry conglomerates (0.1%)
Vedior                          6,200                  40,892

Retail (0.1%)
Buhrmann                        8,600                  28,697

Textiles & apparel (0.2%)
Gucci Group                       731                  70,132

New Zealand (0.5%)
Utilities -- telephone
Telecom Corp of New Zealand    87,327                 233,974

Norway (0.7%)
Energy
Norsk Hydro                     3,900                 164,966
Statoil                        20,000                 158,621
Total                                                 323,587

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Portugal (0.9%)
Utilities -- electric (0.4%)
EDP-Electricdade de Portugal   98,391                $177,883

Utilities -- telephone (0.5%)
Portugal Telecom               28,662                 205,035

Russia (--%)
Energy
Yukos ADR                          50                   8,750

Singapore (1.7%)
Banks and savings & loans (1.3%)
DBS Group Holdings             72,000                 352,782
Oversea-Chinese Banking        13,000                  69,188
United Overseas Bank           17,000                  99,572
Total                                                 521,542

Communications equipment & services (0.2%)
MobileOne                     114,900                  81,535

Electronics (0.1%)
Creative Technology            10,200                  63,750

Media (0.1%)
Singapore Press Holdings        7,000                  65,048

South Africa (--%)
Paper & packaging
Sappi                             524                   6,474

South Korea (3.1%)
Banks and savings & loans (0.1%)
Kookmin Bank ADR                  871                  23,996

Beverages & tobacco (0.1%)
KT&G                            4,092(d)               30,895

Communications equipment & services (0.3%)
SK Telecom ADR                  8,530                 129,656

Electronics (1.0%)
Samsung Electronics             3,977(d)              497,125

Metals (0.3%)
POSCO ADR                       6,945                 142,720

Utilities -- electric (0.7%)
Korea Electric Power ADR       31,226                 294,149

Utilities -- telephone (0.6%)
KT ADR                         12,342                 250,049

Spain (2.1%)
Banks and savings & loans (--%)
Banco Popular Espanol             144                   6,981

Beverages & tobacco (0.3%)
Altadis                         4,568                 117,761

Energy (0.5%)
Repsol                          6,000                  87,383
Repsol ADR                      8,700                 126,585
Total                                                 213,968

Utilities -- electric (1.2%)
Endesa                         25,900                 367,374
Iberdrola                       9,783                 157,544
Total                                                 524,918

Utilities -- telephone (0.1%)
Telefonica                      3,874                  42,845

Sweden (1.3%)
Automotive & related (0.2%)
Autoliv                         3,800                  92,913

Banks and savings & loans (0.3%)
Svenska Handelsbanken Cl A      7,993                 127,033

Communications equipment & services (0.3%)
Telefonaktiebolaget LM
  Ericsson Cl B               154,863(b)              141,048

Financial services (0.5%)
Investor AB Cl B               31,617                 206,794

Retail (--%)
Hennes & Mauritz Cl B             500                  11,125

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Switzerland (9.1%)
Banks and savings & loans (1.6%)
Julius Baer Holding Cl B          254                 $53,373
UBS                            13,287                 630,404
Total                                                 683,777

Building materials & construction (0.2%)
Holcim Cl B                       526                  98,700

Chemicals (0.7%)
Ciba Specialty Chemicals        2,509                 173,334
Clariant                       11,000                 122,871
Total                                                 296,205

Food (2.6%)
Barry Callebaut                   600                  85,379
Nestle                          5,154               1,050,713
Total                                               1,136,092

Health care (3.2%)
Novartis                       28,263               1,114,849
Roche Holding                   3,877                 246,690
Synthes-Stratec                    98                  61,778
Total                                               1,423,317

Insurance (0.3%)
Swiss Reinsurance               1,838                 120,067

Retail (0.4%)
Compagnie Financiere
  Richemont Cl A                3,166                  46,803
Swatch Group                    1,872                  32,090
Swatch Group Cl B                 942                  79,177
Total                                                 158,070

Utilities -- telephone (0.1%)
Swisscom                          195                  60,313

Taiwan (0.3%)
Computers & office equipment (--%)
Hon Hai Precision Inds          2,000                   6,254

Electronics (0.3%)
Taiwan Semiconductor Mfg        6,000(b)                8,227
United Microelectronics ADR    41,800(b)              135,432
Total                                                 143,659

United Kingdom (20.2%)
Aerospace & defense (0.3%)
BAE Systems                    72,200                 146,550

Automotive & related (0.6%)
GKN                            74,000                 243,637

Banks and savings & loans (1.4%)
Barclays                       51,467                 355,557
Royal Bank of Scotland Group    9,332                 244,753
Total                                                 600,310

Beverages & tobacco (3.0%)
Allied Domecq                  69,600                 390,447
British American Tobacco       10,270                  98,484
Cadbury Schweppes              53,700                 299,104
Diageo                         30,667                 340,154
Imperial Tobacco Group            503                   8,417
SABMiller                      21,229                 146,235
Total                                               1,282,841

Energy (2.1%)
BP                              4,049                  25,659
Shell Transport & Trading     142,913                 855,969
Total                                                 881,628

Financial services (1.4%)
HSBC Holdings                  42,823                 468,997
Old Mutual                     83,700                 122,737
Total                                                 591,734

Health care (3.5%)
AstraZeneca                    16,668                 654,003
GlaxoSmithKline                43,751                 876,861
Total                                               1,530,864

Household products (0.3%)
Reckitt Benckiser               7,424                 130,935

Leisure time & entertainment (0.1%)
Hilton Group                   23,232                  56,810

Media (0.9%)
Carlton Communications         19,578                  32,855
Reed Elsevier                  21,283                 169,738
WPP Group                      23,547                 167,565
Total                                                 370,158

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                         Shares                Value(a)

United Kingdom (cont.)
Metals (1.0%)
Anglo American                    390                  $5,585
BHP Billiton                   29,330                 150,005
Rio Tinto                      15,552                 297,278
Total                                                 452,868

Multi-industry conglomerates (1.3%)
BOC Group                      20,800                 262,292
Brambles Inds                  17,115                  50,879
Bunzl                          31,996                 230,375
Morgan Crucible                37,400(b)               37,060
Total                                                 580,606

Retail (1.2%)
Debenhams                      24,500                 127,261
GUS                             6,089                  56,274
Sainsbury (J)                  78,598                 297,090
Tesco                          12,601                  39,876
William Morrison Supermarkets   1,642                   4,894
Total                                                 525,395

Utilities -- electric (0.8%)
Scottish & Southern Energy     18,800                 193,203
Scottish Power                 25,955                 161,264
Total                                                 354,467

Utilities -- gas (0.5%)
BG Group                        2,638                  10,551
Centrica                       82,000                 217,881
Total                                                 228,432

Utilities -- telephone (1.8%)
Vodafone Group                401,368                 792,237

United States (1.3%)
Investment companies
iShares MSCI Index Fund         5,700                 568,860

Total common stocks
(Cost: $39,911,850)                               $41,174,531

Preferred stock (0.1%)(c)

Issuer                         Shares                Value(a)
Germany
Hugo Boss                       4,400                 $60,889

Total preferred stock
(Cost: $37,471)                                       $60,889

Total investments in securities
(Cost: $39,949,321)(e)                            $41,235,420

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  At April 30, 2003,  the cost of securities  for federal income tax purposes
     was   approximately   $39,949,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $ 2,798,000
     Unrealized depreciation                       (1,512,000)
                                                   ----------
     Net unrealized appreciation                  $ 1,286,000
                                                  -----------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

April 30, 2003 (Unaudited)

Assets

Investments in securities, at value (Note 1)
   (identified cost $39,949,321)                                               $41,235,420
Cash in bank on demand deposit                                                   1,877,161
Foreign currency holdings (identified cost $387,591) (Note 1)                      391,726
Capital shares receivable                                                            8,664
Dividends and accrued interest receivable                                          171,246
Receivable for investment securities sold                                           96,209
Unrealized appreciation on foreign currency contracts held, at value (Note 5)          364
                                                                                       ---
Total assets                                                                    43,780,790
                                                                                ----------

Liabilities
Payable for investment securities purchased                                        163,678
Unrealized depreciation on foreign currency contracts held, at value (Note 5)          404
Accrued investment management services fee                                           1,137
Accrued distribution fee                                                               424
Accrued transfer agency fee                                                            181
Accrued administrative services fee                                                     94
Other accrued expenses                                                              70,048
                                                                                    ------
Total liabilities                                                                  235,966
                                                                                   -------
Net assets applicable to outstanding capital stock                             $43,544,824
                                                                               ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                       $    83,905
Additional paid-in capital                                                      42,245,557
Undistributed net investment income                                                114,727
Accumulated net realized gain (loss)                                              (190,911)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)   1,291,546
                                                                                 ---------
Total-- representing net assets applicable to outstanding capital stock        $43,544,824
                                                                               ===========
Net assets applicable to outstanding shares:    Class A                        $37,026,118
                                                Class B                        $ 6,103,947
                                                Class C                        $   399,060
                                                Class Y                        $    15,699
Net asset value per share of outstanding capital stock:
                                                Class A shares      7,129,537  $      5.19
                                                Class B shares      1,180,771  $      5.17
                                                Class C shares         77,195  $      5.17
                                                Class Y shares          3,021  $      5.20
                                                                               -----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                             $ 475,440
Interest                                                                  8,685
   Less foreign taxes withheld                                          (70,046)
                                                                        -------
Total income                                                            414,079
                                                                        -------
Expenses (Note 2):
Investment management services fee                                      158,907
Distribution fee
   Class A                                                               36,608
   Class B                                                               16,139
   Class C                                                                1,176
Transfer agency fee                                                      21,199
Incremental transfer agency fee
   Class A                                                                1,551
   Class B                                                                1,270
   Class C                                                                  115
Service fee -- Class Y                                                        7
Administrative services fees and expenses                                12,179
Compensation of board members                                             3,167
Custodian fees                                                           78,200
Printing and postage                                                     38,300
Registration fees                                                        26,827
Audit fees                                                                8,750
Other                                                                    20,850
                                                                         ------
Total expenses                                                          425,245
   Expenses waived/reimbursed by AEFC (Note 2)                         (125,924)
                                                                       --------
                                                                        299,321
   Earnings credits on cash balances (Note 2)                               (33)
                                                                            ---
Total net expenses                                                      299,288
                                                                        -------
Investment income (loss) -- net                                         114,791
                                                                        -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                      (185,422)
   Foreign currency transactions                                            592
                                                                            ---
Net realized gain (loss) on investments                                (184,830)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   436,162
                                                                        -------
Net gain (loss) on investments and foreign currencies                   251,332
                                                                        -------
Net increase (decrease) in net assets resulting from operations       $ 366,123
                                                                      =========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund
                                                            April 30, 2003      For the period from
                                                           Six months ended      Oct. 3, 2002* to
                                                              (Unaudited)         Oct. 31, 2002
Operations and distributions
Investment income (loss) -- net                              $   114,791           $   (17,032)
Net realized gain (loss) on investments                         (184,830)                1,487
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                             436,162               770,519
                                                                 -------               -------
Net increase (decrease) in net assets
   resulting from operations                                     366,123               754,974
                                                                 -------               -------
Distributions to shareholders from:
   Net investment income
      Class A                                                    (63,583)                   --
      Class B                                                     (4,045)                   --
      Class C                                                       (313)                   --
      Class Y                                                        (40)                   --
   Net realized gain
      Class A                                                    (11,690)                   --
      Class B                                                       (949)                   --
      Class C                                                        (74)                   --
      Class Y                                                         (7)                   --
                                                                --------                ------
Total distributions                                              (80,701)                   --
                                                                --------                ------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                    15,211,791             1,700,568
   Class B shares                                              5,566,864               671,673
   Class C shares                                                358,200                27,652
   Class Y shares                                                     --                 5,000
Reinvestment of distributions at net asset value
   Class A shares                                                 18,745                    --
   Class B shares                                                  4,927                    --
   Class C shares                                                    340                    --
   Class Y shares                                                     16                    --
Payments for redemptions
   Class A shares                                               (890,062)               (4,000)
   Class B shares (Note 2)                                      (245,528)              (30,804)
   Class C shares (Note 2)                                           (38)                   --
                                                                --------                ------
Increase (decrease) in net assets
   from capital share transactions                            20,025,255             2,370,089
                                                              ----------             ---------
Total increase (decrease) in net assets                       20,310,677             3,125,063
Net assets at beginning of period (Note 1)                    23,234,147            20,109,084**
                                                              ----------            ----------
Net assets at end of period                                  $43,544,824           $23,234,147
                                                             ===========           ===========
Undistributed net investment income                          $   114,727           $    67,917
                                                             -----------           -----------


 *  When shares became publicly available.

** Initial capital of $20,000,000 was contributed on Sept. 26, 2002. The Fund had an increase in net assets resulting from operations of $109,084 during the period from Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $20,000,000 in the Fund which represented 3,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.845% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on May 1, 2003, and will cover the six-month period beginning Nov. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Putnam Investment Management, LLC. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $116,664 for Class A and $677 for Class B for the six months ended April 30, 2003.

For the six months ended April 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.57% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $33 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $26,466,074 and $6,916,731, respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Six months ended April 30, 2003
                                             Class A       Class B      Class C      Class Y
Sold                                       2,975,645     1,101,406      69,736          --
Issued for reinvested distributions            3,633           957          66           3
Redeemed                                    (176,337)      (49,556)         (8)         --
                                            --------       -------      ------         ---
Net increase (decrease)                    2,802,941     1,052,807      69,794           3
                                            --------       -------      ------         ---


                                                   Oct.  3,  2002*  to Oct.  31, 2002
                                             Class A       Class B      Class C      Class Y
Sold                                         333,374       131,899       5,401       1,018
Issued for reinvested distributions               --            --          --          --
Redeemed                                        (778)       (5,935)         --          --
                                            --------       -------      ------         ---
Net increase (decrease)                      332,596       125,964       5,401       1,018
                                            --------       -------      ------         ---


* When shares became publicly available.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date       Currency to          Currency to   Unrealized    Unrealized
                   be delivered          be received  appreciation  depreciation
May 1, 2003               9,873               14,291     $  89          $--
                    U.S. Dollar      Canadian Dollar


May 1, 2003              33,388               21,004       183           --
                    U.S. Dollar        British Pound


May 1, 2003           2,300,780               19,155        --          138
                   Japanese Yen          U.S. Dollar


May 2, 2003               4,403                6,350        23           --
                    U.S. Dollar      Canadian Dollar


May 2, 2003           1,581,157               13,130        --          128
                   Japanese Yen          U.S. Dollar


May 2, 2003               3,730               27,545        56           --
                    U.S. Dollar   South African Rand


May 5, 2003              14,741               16,313        --          136
         European Monetary Unit          U.S. Dollar


May 5, 2003                 304                2,210        --            1
                    U.S. Dollar  South African Rand


May 6, 2003              10,230                11,430       13           --
         European Monetary Unit           U.S. Dollar


May 6, 2003               5,020               598,588       --            1
                    U.S. Dollar          Japanese Yen
                                                          ----         ----

Total                                                     $364         $404
                                                          ----         ----

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings not to exceed the aggregate of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                2003(k)           2002(b)
Net asset value, beginning of period                       $5.20             $5.03
Income from investment operations:
Net investment income (loss)                                 .01                --
Net gains (losses) (both realized and unrealized)           (.01)              .17
Total from investment operations                              --               .17
Less distributions:
Dividends from net investment income                        (.01)               --
Distributions from realized gains                             --                --
Total distributions                                         (.01)               --
Net asset value, end of period                             $5.19             $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                      $37               $22
Ratio of expenses to average daily net assets(c),(e)       1.75%(d)          1.67%(d)
Ratio of net investment income (loss)
   to average daily net assets                              .72%(d)         (1.01%)(d)
Portfolio turnover rate (excluding short-term securities)    22%                2%
Total return(i)                                             .08%(j)          3.38%(j)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT


Class B

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                 2003(k)         2002(b)
Net asset value, beginning of period                        $5.20           $5.03
Income from investment operations:
Net investment income (loss)                                   --              --
Net gains (losses) (both realized and unrealized)            (.02)            .17
Total from investment operations                             (.02)            .17
Less distributions:
Dividends from net investment income                         (.01)             --
Distributions from realized gains                              --              --
Total distributions                                          (.01)             --
Net asset value, end of period                              $5.17           $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                        $6              $1
Ratio of expenses to average daily net assets(c),(f)        2.52%(d)        2.52%(d)
Ratio of net investment income (loss)
   to average daily net assets                               .52%(d)       (1.46%)(d)
Portfolio turnover rate (excluding short-term securities)     22%              2%
Total return(i)                                             (.35%)(j)       3.38%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT


Class C

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                               2003(k)           2002(b)
Net asset value, beginning of period                      $5.20             $5.03
Income from investment operations:
Net investment income (loss)                                --                 --
Net gains (losses) (both realized and unrealized)          (.02)              .17
Total from investment operations                           (.02)              .17
Less distributions:
Dividends from net investment income                       (.01)               --
Distributions from realized gains                            --                --
Total distributions                                        (.01)               --
Net asset value, end of period                            $5.17             $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                     $--               $--
Ratio of expenses to average daily net assets(c),(g)      2.52%(d)          2.51%(d)
Ratio of net investment income (loss)
   to average daily net assets                             .37%(d)         (1.60%)(d)
Portfolio turnover rate (excluding short-term securities)   22%                2%
Total return(i)                                           (.36%)(j)         3.38%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                 2003(k)           2002(b)
Net asset value, beginning of period                        $5.20             $5.03
Income from investment operations:
Net investment income (loss)                                  .02                --
Net gains (losses) (both realized and unrealized)            (.01)              .17
Total from investment operations                              .01               .17
Less distributions:
Dividends from net investment income                         (.01)               --
Distributions from realized gains                              --                --
Total distributions                                          (.01)               --
Net asset value, end of period                              $5.20             $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                       $--               $--
Ratio of expenses to average daily net assets(c),(h)        1.57%(d)          1.52%(d)
Ratio of net investment income (loss)
   to average daily net assets                               .69%(d)          (.80%)(d)
Portfolio turnover rate (excluding short-term securities)     22%                2%
Total return(i)                                              .30%(j)          3.38%(j)


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.51% for the six months ended April 30, 2003 and 5.51% for the period ended Oct. 31, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.36% for the six months ended April 30, 2003 and 6.28% for the period ended Oct. 31, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.34% for the six months ended April 30, 2003 and 6.28% for the period ended Oct. 31, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.38% for the six months ended April 30, 2003 and 5.34% for the period ended Oct. 31, 2002.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 SEMIANNUAL REPORT

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
         International
     Select Value
                  Fund

Semiannual Report
for the Period Ended
April 30, 2003

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.


(logo)
AMERICAN
   EXPRESS(R)

Table of Contents

Fund Snapshot                                               3

Questions & Answers
   with Portfolio Management                                4

Investments in Securities                                   8

Financial Statements                                       12

Notes to Financial Statements                              15

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot
   AS OF APRIL 30, 2003

PORTFOLIO MANAGER

Bernstein Investment Research and Management
(a unit of Alliance Capital Management, L.P.)

Portfolio manager         Andrew S. Adelson
Since                                  9/01
Years in industry                        23

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01        B: 9/28/01       C: 9/28/01         Y: 9/28/01

Ticker symbols
A: APIAX          B: AXIBX         C: APICX           Y: --

Total net assets             $331.7 million

Number of holdings        approximately 120

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                    LARGE
  X                    MEDIUM    SIZE
  X                    SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 27.4%
France 12.9%
United Kingdom 12.6%
Germany 11.0%
Italy 6.7%
Canada 5.4%
Netherlands 3.7%
Sweden 3.5%
Spain 3.4%
Ireland 2.7%
Australia 2.3%
Luxembourg 1.9%
Finland 1.5%
Belgium 1.3%
Austria 1.0%
Norway 1.0%
Other 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Eni (Italy)                             3.0%
Canon (Japan)                           2.8
Nissan Motor (Japan)                    2.7
Bank of Nova Scotia (Canada)            2.5
TotalFinaElf (France)                   2.3
BNP Paribas (France)                    2.1
Toyota Motor (Japan)                    2.0
Vodafone Group (United Kingdom)         2.0
DSM (Netherlands)                       2.0
Telefonica (Spain)                      2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers
   WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Select Value Fund's portfolio is managed by Bernstein Investment Research and Management (a unit of Alliance Capital Management, L.P.), which invests Fund assets in value stocks of international companies to seek long-term growth of capital. For the six months ended April 30, 2003, the Fund's Class A shares, excluding sales charge, advanced 8.00%, solidly outperforming its benchmark, the MSCI EAFE GDP Weighted, Half-Hedged Index, which was down 1.20%. The broader MSCI EAFE Index rose 2.04%. The Fund also significantly outperformed its peer group, as represented by the Lipper International Funds Index, which rose 1.61% for the period.

Q: What factors impacted the AXP Partners International Select Value Fund's performance the most for the semiannual period ended April 30, 2003?

A: Alliance Bernstein: The last six months have been dominated by deep investor anxiety. Worries about war in the Middle East, questions about corporate governance, and fears about slow economic growth and low corporate profits weighed heavily on international equity markets. This anxiety began to subside in March, as it became apparent that the war against Iraq would end soon, and equity markets rose.

(bar graph)

                 PERFORMANCE COMPARISON
          For the six-month period ended April 30, 2003
       (bar 1)
 8%    +8.00%

 7%

 6%

 5%

 4%

 3%
                                (bar 3)
 2%                             +2.04%      (bar 4)
                                            +1.61%
 1%

 0%

-1%               (bar 2)
                  -1.20%
-2%

(bar 1) AXP Partners International Select Value Fund Class A (excluding sales charge)

(bar 2)   MSCI EAFE GDP Weighted, Half-Hedged Index (unmanaged)(1)

(bar 3)   MSCI EAFE Index (unmanaged)(2)

(bar 4)   Lipper International Funds Index(3)

(1) Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index) of major stock markets in Europe Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.

(2) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Our currency positioning was also a significant positive contributor to the Fund's outperformance during the semiannual period. (end callout quote)

     During these difficult times, the Fund's outperformance can be attributed primarily to strong stock selection. The biggest positive contributor was Bank of Nova Scotia. This well-run Canadian bank continued to report excellent profits. It also benefited during the semiannual period from a growing domestic economy and a strong currency. Another winner for the Fund was the U.K. grocery chain Safeway. Safeway, which is not related to the American supermarket chain of the same name, was approached in January of this year with a takeover offer from a smaller rival, Wm. Morrison. This move prompted other grocery store operators in the U.K., as well as a British financier, to announce that they, too, might bid. Safeway's stock price moved up strongly on the news.

 AVERAGE ANNUAL TOTAL RETURNS

as of April 30, 2003

                           Class A                  Class B                     Class C                 Class Y
(Inception dates)         (9/28/01)                (9/28/01)                   (9/28/01)               (9/28/01)
                     NAV(1)     POP(2)       NAV(1)     After CDSC(3)    NAV(1)  After CDSC(4)     NAV(5)   POP(5)
6 months*            +8.00%     +1.79%       +7.64%        +3.64%        +7.43%      +6.43%        +7.98%   +7.98%
1 year              -10.94%    -16.05%      -11.67%       -15.21%       -11.85%     -12.73%       -10.92%  -10.92%
Since inception      -0.12%     -3.79%       -0.86%        -3.38%        -0.98%      -0.98%        +0.00%   +0.00%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

     Among the negatives for the Fund was German cement-maker Heidelberg Cement. Ratings agency Standard & Poor's downgraded Heidelberg Cement's debt to below investment grade after the company failed to sell assets. We continue to hold the position, as we believe that the market is overly pessimistic about the company and that its share price does not accurately reflect its future earnings power.

     Our currency positioning was also a significant positive contributor to the Fund's outperformance during the semiannual period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Alliance Bernstein: Within our currency management, we underweighted the U.S. dollar and overweighted the euro and the Canadian dollar. Over the six months ended April 30, 2003, the U.S. dollar fell 11% versus the euro and 8% versus the Canadian dollar. As the United States continues to run sizable current account deficits, we expect downward pressure on the U.S. dollar to continue.

Q:   What is your outlook for the coming months?

A: Alliance Bernstein: In recent months, intense anxiety caused investors to flock to fixed income securities because they appear less risky. As a result, bonds and U.S. Treasury bills have become expensive. Equity markets around the world, in contrast, have been trading close to their long-term averages. This leads us to believe that equities have a high probability of outperforming fixed income securities over the next year.

     Similarly, because international equities are currently cheaper than U.S. equities, we expect international stocks to outperform their U.S. counterparts as we look ahead. Consistent with a value strategy, our portfolio is even cheaper than international equities overall. For example, the price to forward earnings ratio of the S&P 500 Index was 17 at the end of the semi-annual period; the same ratio for the MSCI EAFE Index was 16. The price to forward earnings ratio for the holdings in the Fund at the end of the period was 11.5. Thus, at the end of April, the Fund was trading at a 28% discount to international equity markets as a whole and at a 32% discount to the U.S. equity market.

--------------------------------------------------------------------------------
6  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

     Moreover, unlike the situation three years ago when the bear market began, value opportunities can currently be found in virtually all sectors of the market. Such opportunities have led us to reduce the Fund's underweightings in the telecommunications and pharmaceuticals sectors where we had limited exposure two years ago, and to decrease the Fund's overweightings in the finance and industrial commodities sectors. As a result, the Fund has become more diversified.

     Finally, investor anxiety, in our view, has prompted indiscriminate selling in the market. Good companies have been tarred with the same brush as the bad. This has enabled us to buy high quality companies -- companies with solid franchises, excellent management, good cash flow and healthy balance sheets -- at compelling prices.

--------------------------------------------------------------------------------
7  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

April 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (96.6%)(c)
Issuer                                              Shares         Value(a)

Australia (2.2%)

Banks and savings & loans (1.7%)
Australia & New Zealand
   Banking Group                                   218,900       $2,553,800
Natl Australia Bank                                 83,751        1,702,689
Westpac Banking                                    140,840        1,401,710
Total                                                             5,658,199

Metals (0.5%)
BHP Billiton                                       318,200        1,799,412

Austria (1.0%)

Energy
OMV                                                 27,850        3,344,274

Belgium (1.3%)

Banks and savings & loans (0.7%)
KBC Bankverzekeringsholding                         61,300        2,168,623

Multi-industry conglomerates (0.4%)
Agfa Gevaert                                        66,000        1,311,077

Retail (0.2%)
Delhaize Group                                      33,800          714,055

Canada (5.2%)

Automotive & related (1.1%)
Magna Intl Cl A                                     60,624        3,560,274

Banks and savings & loans (3.6%)
Bank of Nova Scotia                                206,389        8,026,244
Royal Bank of Canada                                93,500        3,897,463
Total                                                            11,923,707

Energy (0.5%)

Petro-Canada                                        50,000        1,647,498
Talisman Energy                                      4,300          171,538
Total                                                             1,819,036

Denmark (0.3%)

Banks and savings & loans
Danske Bank                                         57,700        1,110,174

Finland (1.4%)

Communications equipment & services (0.4%)
Nokia                                               87,500        1,480,375

Energy equipment & services (0.6%)
Fortum                                             250,000        1,793,971

Paper & packaging (0.4%)
Stora Enso                                         124,500        1,353,296

France (12.5%)

Automotive & related (1.7%)
PSA Peugeot Citroen                                117,100        5,480,872

Banks and savings & loans (3.7%)
BNP Paribas                                        146,000        6,853,091
Societe Generale Cl A                               83,800        5,124,942
Total                                                            11,978,033

Building materials & construction (1.3%)
Compagnie de Saint-Gobain                          125,300        4,337,677

Communications equipment & services (0.9%)
Orange                                             372,000(b)     2,980,793

Energy (2.2%)
TotalFinaElf                                        56,900        7,461,300

Health care (1.4%)
Aventis                                             92,000        4,672,604

Insurance (1.3%)
Assurances Generales
   de France (AFG)                                 134,000        4,439,963

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Issuer                                              Shares         Value(a)

Germany (10.6%)

Automotive & related (1.7%)
Volkswagen                                         167,300       $5,779,906

Building materials & construction (0.9%)
HeidelbergerCement                                  97,300        3,001,340

Communications equipment & services (0.8%)
Deutsche Telekom                                   204,000        2,727,416

Electronics (1.6%)
Siemens                                            108,900        5,428,855

Health care (1.2%)
Altana                                              46,800        2,304,336
Merck                                               58,700        1,576,807
Total                                                             3,881,143

Insurance (1.5%)
AMB Generali Holding                                44,732        2,570,928
Hannover Rueckversicherungs                         88,690(b)     2,309,159
Total                                                             4,880,087

Retail (0.2%)
KarstadtQuelle                                      43,700          738,366

Utilities -- electric (2.7%)
E.On                                               116,600        5,581,089
RWE                                                116,000        3,119,891
Total                                                             8,700,980

Hong Kong (0.3%)

Utilities -- electric
CLP Holdings                                       250,000        1,022,560

Ireland (2.6%)

Banks and savings & loans
Allied Irish Banks                                 251,517        3,873,565
Bank of Ireland                                    393,900        4,857,497
Total                                                             8,731,062

Italy (6.4%)

Banks and savings & loans (2.4%)
Banca Intesa                                     1,427,825        3,696,811
Banco Popolare
   di Verona e Novara                              214,400        2,911,922
UniCredito Italiano                                296,400        1,296,668
Total                                                             7,905,401

Energy (2.8%)
Eni                                                676,900        9,646,722

Financial services (0.4%)
Parmalat Finanziaria                               460,800        1,177,639

Insurance (0.3%)
Riunione Adriatica di Sicurta (RAS)                 72,253        1,041,796

Utilities -- telephone (0.5%)
Telecom Italia                                     190,000        1,552,133

Japan (26.5%)

Automotive & related (6.9%)
Bridgestone                                        165,000        1,871,919
Honda Motor                                        167,900        5,561,001
Nissan Motor                                     1,124,000        8,623,679
Toyota Motor                                       286,400        6,483,985
Total                                                            22,540,584

Banks and savings & loans (1.2%)
Takefuji                                            78,200        4,071,960

Building materials & construction (0.6%)
Daiwa House Inds                                   356,000        2,149,254

Chemicals (0.5%)
Mitsui Chemicals                                   432,000        1,756,834

Computers & office equipment (2.7%)
Canon                                              224,000        9,053,161

Electronics (1.3%)
Hitachi                                            986,000        3,290,525
Mitsubishi Electric                                162,000          419,738
Yamaha                                              40,000          452,457
Total                                                             4,162,720

Financial services (2.3%)
Acom                                                20,000          561,798
Daito Trust Construction                           138,000        2,632,484
Nomura Holdings                                     89,000          881,343
Promise                                            111,400        3,642,965
Total                                                             7,718,590

Food (0.8%)
Nippon Meat Packers                                301,000        2,703,094

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Issuer                                              Shares         Value(a)

Japan (cont.)

Health care (2.3%)
Daiichi Pharmaceutical                             118,000       $1,494,047
Takeda Chemical Inds                               125,400        4,594,985
Tanabe Seiyaku                                     210,000        1,380,513
Total                                                             7,469,545

Media (0.1%)
Toppan Printing                                     49,000          310,615

Metals (0.9%)
JFE Holdings                                       240,000        2,891,833

Multi-industry conglomerates (1.7%)
Mitsubishi                                         324,000        1,926,178
Mitsui                                             473,000        2,240,861
Sumitomo                                           354,000        1,424,786
Total                                                             5,591,825

Paper & packaging (0.5%)
OJI Paper                                          446,000        1,686,617

Retail (0.8%)
C&S                                                110,400        1,521,865
Uny                                                147,000        1,243,694
Total                                                             2,765,559

Transportation (1.4%)
East Japan Railway                                     420        1,901,727
Mitsui O.S.K. Lines                              1,009,000        2,639,678
Total                                                             4,541,405

Utilities -- electric (1.6%)
Kyushu Electric Power                              132,200        2,055,164
Tohoku Electric Power                              195,200        3,108,207
Total                                                             5,163,371

Utilities -- telephone (0.9%)
Nippon Telegraph & Telephone                           872        3,056,314

Luxembourg (1.8%)

Metals
Arcelor                                            532,700(b)     6,028,164

Netherlands (3.6%)

Banks and savings & loans (0.7%)
ABN AMRO Holding                                   141,648        2,393,320

Chemicals (1.9%)
DSM                                                145,900        6,382,719

Energy (0.7%)
Royal Dutch Petroleum                               55,800        2,282,299

Media (0.2%)
Wolters Kluwer                                      52,916          689,164

Multi-industry conglomerates (0.1%)
Hagemeyer                                           47,768          231,362

Norway (1.0%)

Banks and savings & loans (0.4%)
DnB Holding                                        307,100        1,465,766

Paper & packaging (0.6%)
Norske Skogindustrier                              132,200        1,813,599

Singapore (0.3%)

Banks and savings & loans (0.1%)
United Overseas Bank                                43,000          251,859

Communications equipment & services (0.2%)
Singapore Telecommunications                       976,000          797,026

Spain (3.3%)

Beverages & tobacco (0.5%)
Altadis                                             60,000        1,546,777

Building materials & construction (0.9%)
Grupo Dragados                                     151,802        2,900,318

Utilities -- telephone (1.9%)
Telefonica                                         575,009        6,359,349

Sweden (3.4%)

Automotive & related (1.0%)
Autoliv                                            138,300        3,381,542

Furniture & appliances (1.3%)
Electrolux Cl B                                    234,800        4,406,250

Paper & packaging (1.1%)
Svenska Cellulosa                                  105,300        3,565,913

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Issuer                                              Shares         Value(a)

Switzerland (0.7%)

Chemicals (0.1%)
Givaudan                                             1,140         $441,274

Health care (0.6%)
Novartis                                            45,500        1,794,773

United Kingdom (12.2%)

Banks and savings & loans (0.4%)
Lloyds TSB Group                                   204,700        1,346,271

Beverages & tobacco (0.7%)
British American Tobacco                           232,700        2,231,477

Building materials & construction (1.2%)
George Wimpey                                      500,000        1,997,814
Persimmon                                          300,000        2,000,610
Total                                                             3,998,424

Health care (1.7%)
GlaxoSmithKline                                    287,100        5,754,076

Insurance (1.9%)
Aviva                                              264,100        1,857,231
Royal & Sun Alliance
   Insurance Group                               2,530,300        4,418,129
Total                                                             6,275,360

Multi-industry conglomerates (1.3%)
InterContinental Hotels Group                      445,932(b)     2,708,302
Mitchells & Butlers                                445,932(b)     1,510,948
Total                                                             4,219,250

Restaurants & lodging (0.8%)
Whitebread                                         281,400        2,786,188

Retail (2.3%)
Safeway                                          1,276,000        5,547,081
Wolseley                                           191,200        1,848,793
Total                                                             7,395,874

Utilities -- telephone (1.9%)
Vodafone Group                                   3,246,900        6,408,861

Total common stocks
(Cost: $323,026,264)                                           $320,383,657

Total investments in securities
(Cost: $323,026,264)(d)                                        $320,383,657

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2003, the cost of securities for federal income tax purposes was approximately $323,026,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 18,470,000
     Unrealized depreciation                                    (21,113,000)
                                                                -----------
     Net unrealized depreciation                               $ (2,643,000)
                                                               ------------

     As of April 30, 2003, $795,376 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts

     Dow Jones Euro Stoxx 50 Futures, June 2003                         200
     Tokyo Price Index Futures, June 2003                                50

--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $323,026,264)                                                                     $320,383,657
Cash in bank on demand deposit                                                                             6,430,033
Foreign currency holdings (identified cost $7,604,546) (Note 1)                                            7,899,097
Capital shares receivable                                                                                    435,393
Dividends and accrued interest receivable                                                                  1,298,666
Receivable for investment securities sold                                                                     89,068
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                              1,147,344
Margin deposits on futures contracts (Note 7)                                                                795,376
U.S. government securities held as collateral (Note 5)                                                     1,012,968
                                                                                                           ---------
Total assets                                                                                             339,491,602
                                                                                                         -----------
Liabilities
Capital shares payable                                                                                        23,562
Payable for investment securities purchased                                                                6,504,487
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                111,662
Payable upon return of securities loaned (Note 5)                                                          1,012,968
Accrued investment management services fee                                                                     7,947
Accrued distribution fee                                                                                       4,426
Accrued transfer agency fee                                                                                    3,061
Accrued administrative services fee                                                                              701
Other accrued expenses                                                                                       145,331
                                                                                                             -------
Total liabilities                                                                                          7,814,145
                                                                                                           ---------
Net assets applicable to outstanding capital stock                                                      $331,677,457
                                                                                                        ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    649,480
Additional paid-in capital                                                                               337,359,279
Undistributed net investment income                                                                          972,382
Accumulated net realized gain (loss) (Note 9)                                                             (6,378,293)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                     (925,391)
                                                                                                            --------
Total -- representing net assets applicable to outstanding capital stock                                $331,677,457
                                                                                                        ============
Net assets applicable to outstanding shares:                Class A                                     $221,961,494
                                                            Class B                                     $104,474,698
                                                            Class C                                     $  5,172,021
                                                            Class Y                                     $     69,244
Net asset value per share of outstanding capital stock:     Class A shares         43,299,452           $       5.13
                                                            Class B shares         20,613,938           $       5.07
                                                            Class C shares          1,021,160           $       5.06
                                                            Class Y shares             13,474           $       5.14
                                                                                       ------           ------------
* Including securities on loan, at value (Note 5)                                                       $  1,022,000
                                                                                                        ------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                              $ 4,070,058
Interest                                                                                    38,379
Fee income from securities lending -- net (Note 5)                                          21,831
     Less foreign taxes withheld                                                          (500,939)
                                                                                          --------
Total income                                                                             3,629,329
                                                                                         ---------
Expenses (Note 2):
Investment management services fee                                                       1,291,149
Distribution fee
     Class A                                                                               234,012
     Class B                                                                               443,909
     Class C                                                                                21,229
Transfer agency fee                                                                        449,194
Incremental transfer agency fee
     Class A                                                                                32,109
     Class B                                                                                29,184
     Class C                                                                                 1,589
Service fee -- Class Y                                                                          24
Administrative services fees and expenses                                                  112,348
Compensation of board members                                                                4,925
Custodian fees                                                                              27,844
Printing and postage                                                                        46,414
Registration fees                                                                           60,042
Audit fees                                                                                   8,750
Other                                                                                        9,589
                                                                                             -----
Total expenses                                                                           2,772,311
     Expenses waived/reimbursed by AEFC (Note 2)                                          (114,491)
                                                                                          --------
                                                                                         2,657,820
     Earnings credits on cash balances (Note 2)                                               (873)
                                                                                              ----
Total net expenses                                                                       2,656,947
                                                                                         ---------
Investment income (loss) -- net                                                            972,382
                                                                                           -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                     (2,226,539)
     Foreign currency transactions                                                      (1,545,811)
     Futures contracts                                                                      (9,866)
                                                                                            ------
Net realized gain (loss) on investments                                                 (3,782,216)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 25,564,285
                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                   21,782,069
                                                                                        ----------
Net increase (decrease) in net assets resulting from operations                        $22,754,451
                                                                                       ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund
                                                                                April 30, 2003        Oct. 31, 2002
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)
Operations
Investment income (loss) -- net                                                  $    972,382         $    746,343
Net realized gain (loss) on investments                                            (3,782,216)          (4,986,401)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies            25,564,285          (26,725,540)
                                                                                   ----------          -----------
Net increase (decrease) in net assets resulting from operations                    22,754,451          (30,965,598)
                                                                                   ----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       67,624,442          219,106,278
     Class B shares                                                                28,150,601           90,830,923
     Class C shares                                                                 1,564,553            3,886,525
     Class Y shares                                                                    27,426               31,122
Payments for redemptions
     Class A shares                                                               (24,183,357)         (51,633,582)
     Class B shares (Note 2)                                                       (7,252,792)          (7,925,106)
     Class C shares (Note 2)                                                         (144,726)            (162,760)
     Class Y shares                                                                        --               (1,365)
                                                                                   ----------          -----------
Increase (decrease) in net assets from capital share transactions                  65,786,147          254,132,035
                                                                                   ----------          -----------
Total increase (decrease) in net assets                                            88,540,598          223,166,437
Net assets at beginning of period                                                 243,136,859           19,970,422
                                                                                  -----------           ----------
Net assets at end of period                                                      $331,677,457         $243,136,859
                                                                                 ------------         ------------
Undistributed net investment income                                              $    972,382         $         --
                                                                                 ============         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.90% to 0.775% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $33,932 for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $634,207 for Class A, $37,637 for Class B and $784 for Class C for the six months ended April 30, 2003.

For the six months ended April 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.64% for Class A, 2.42% for Class B, 2.42% for Class C and 1.46% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.65% for Class A, 2.42% for Class B, 2.42% for Class C and 1.48% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $873 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $91,887,388 and $29,303,307, respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended April 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       14,052,854         5,869,832          325,742             5,484
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (5,068,435)       (1,525,155)         (30,572)               --
                                           ----------        ----------          -------              ----
Net increase (decrease)                     8,984,419         4,344,677          295,170             5,484
                                           ----------        ----------          -------              ----

                                                                Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       41,142,796        17,065,821          732,518             5,675
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (9,866,931)       (1,551,538)         (31,902)             (304)
                                           ----------        ----------          -------              ----
Net increase (decrease)                    31,275,865        15,514,283          700,616             5,371
                                           ----------        ----------          -------             -----

5. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2003, securities valued at $1,022,000 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $1,012,968 ($1,025,715 including accrued interest). Income from securities lending amounted to $21,831 for the six months ended April 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date      Currency to      Currency to     Unrealized     Unrealized
                  be delivered      be received   appreciation   depreciation
May 1, 2003          3,402,772      410,000,000    $    35,095       $     --
                   U.S. Dollar     Japanese Yen
June 18, 2003    6,400,000,000       54,815,640      1,057,777             --
                  Japanese Yen      U.S. Dollar
June 18, 2003      530,000,000        4,426,346             --         25,478
                  Japanese Yen      U.S. Dollar
June 18, 2003      980,000,000        8,145,488             --         86,184
                  Japanese Yen      U.S. Dollar
June 18, 2003        1,200,000        1,921,620          9,358             --
                 British Pound       U.S Dollar
June 18, 2003        4,700,000        7,534,805         45,114             --
                 British Pound      U.S. Dollar
                                                    ----------       --------
Total                                               $1,147,344       $111,662
                                                    ----------       --------

7. STOCK INDEX FUTURES CONTRACTS

As of April 30, 2003, $795,376 was held in a margin deposit account as collateral to cover initial margin deposits on 200 open purchase contracts denominated in Euros and 50 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts as of April 30, 2003 was $8,421,548 with a net unrealized gain of $348,903. See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,596,077 as of Oct. 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001(b)
Net asset value, beginning of period                                          $4.75      $5.23        $5.14
Income from investment operations:
Net investment income (loss)                                                    .02        .02           --
Net gains (losses) (both realized and unrealized)                               .36       (.50)         .09
Total from investment operations                                                .38       (.48)         .09
Net asset value, end of period                                                $5.13      $4.75        $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                        $222       $163          $16
Ratio of expenses to average daily net assets(c),(e)                          1.64%(d)   1.64%        1.65%(d)
Ratio of net investment income (loss) to average daily net assets              .95%(d)    .77%       (1.33%)(d)
Portfolio turnover rate (excluding short-term securities)                       11%        13%          --%
Total return(i)                                                               8.00%(j)  (9.18%)       1.75%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001(b)
Net asset value, beginning of period                                          $4.71       $5.22       $5.14
Income from investment operations:
Net investment income (loss)                                                     --          --        (.01)
Net gains (losses) (both realized and unrealized)                               .36        (.51)        .09
Total from investment operations                                                .36        (.51)        .08
Net asset value, end of period                                                $5.07       $4.71       $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                        $104         $77          $4
Ratio of expenses to average daily net assets(c),(f)                          2.42%(d)    2.41%       2.42%(d)
Ratio of net investment income (loss) to average daily net assets              .17%(d)     .01%      (1.99%)(d)
Portfolio turnover rate (excluding short-term securities)                       11%         13%         --%
Total return(i)                                                               7.64%(j)   (9.77%)      1.56%(j)

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001(b)
Net asset value, beginning of period                                          $4.71       $5.22       $5.14
Income from investment operations:
Net investment income (loss)                                                     --          --        (.01)
Net gains (losses) (both realized and unrealized)                               .35        (.51)        .09
Total from investment operations                                                .35        (.51)        .08
Net asset value, end of period                                                $5.06       $4.71       $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                          $5          $3         $--
Ratio of expenses to average daily net assets(c),(g)                          2.42%(d)    2.42%       2.42%(d)
Ratio of net investment income (loss) to average daily net assets              .21%(d)     .02%      (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                       11%         13%         --%
Total return(i)                                                               7.43%(j)   (9.77%)      1.56%(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                  2003(k)     2002        2001(b)
Net asset value, beginning of period                                          $4.76       $5.23       $5.14
Income from investment operations:
Net investment income (loss)                                                    .03         .03          --
Net gains (losses) (both realized and unrealized)                               .35        (.50)        .09
Total from investment operations                                                .38        (.47)        .09
Net asset value, end of period                                                $5.14       $4.76       $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--         $--         $--
Ratio of expenses to average daily net assets(c),(h)                          1.46%(d)     1.45%      1.48%(d)
Ratio of net investment income (loss) to average daily net assets             1.25%(d)     1.01%     (1.23%)(d)
Portfolio turnover rate (excluding short-term securities)                       11%         13%         --%
Total return(i)                                                               7.98%(j)   (8.99%)      1.75%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% for the six months ended April 30, 2003 and 1.82% and 10.15% for the periods ended Oct. 31, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.50% for the six months ended April 30, 2003 and 2.59% and 10.92% for the periods ended Oct. 31, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.51% for the six months ended April 30, 2003 and 2.59% and 10.92% for the periods ended Oct. 31, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.53% for the six months ended April 30, 2003 and 1.65% and 9.98% for the periods ended Oct. 31, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
23  -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International Small Cap
                Fund

Semiannual Report
for the Period Ended

April 30, 2003

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                               3

Questions & Answers  with Portfolio Management              4

Investments in Securities                                   8

Financial Statements                                       14

Notes to Financial Statements                              17

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF APRIL 30, 2003

PORTFOLIO MANAGERS

Franklin Templeton Investments
Portfolio manager   Cindy Sweeting, CFA
Since                             10/02
Years in industry                    18

Portfolio manager     Tucker Scott, CFA
Since                             10/02
Years in industry                    11

Portfolio manager     Simon Rudolf, ACA
Since                             10/02
Years in industry                    16

Wellington Management Company
Portfolio manager       Edward L. Makin
Since                             10/02
Years in industry                    15

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02           B: 10/3/02     C: 10/3/02      Y: 10/3/02

Ticker symbols
A:--                 B:--           C:--            Y:--

Total net assets          $14.4 million

Number of holdings    approximately 180

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.
       STYLE
VALUE  BLEND  GROWTH
                    LARGE
                    MEDIUM    SIZE
         X          SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 19.0%
United Kingdom 13.3%
France 7.9%
Hong Kong 6.0%
South Korea 5.1%
Canada 4.8%
Germany 4.5%
Netherlands 4.4%
Switzerland 4.3%
Finland 4.0%
Sweden 3.7%
Australia 3.5%
Italy 3.3%
Spain 2.8%
Singapore 2.4%
Denmark 1.8%
Mexico 1.6%
New Zealand 1.4%
Greece 1.1%
India 1.1%
Brazil 1.0%
China 1.0%
Other 2.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Techtronic Inds (Hong Kong)                    1.5%
NRJ Group (France)                             1.3
Telefonica Publicidad e Informacion (Spain)    1.3
Koram Bank (South Korea)                       1.1
Informa Group (United Kingdom)                 1.0
Securicor (United Kingdom)                     1.0
Burberry Group (United Kingdom)                1.0
Nippon Shinyaku (Japan)                        1.0
Autoliv (Sweden)                               1.0
APN News & Media (Australia)                   0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations, and stock of small-sized companies may be more subject to erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Small Cap Fund's portfolio is managed by two independent money management firms that invest a portion of Fund assets in a blend of growth and value stocks of small capitalization international companies to seek long-term growth of capital. For the six months ended April 30, 2003, the Fund's Class A shares advanced 8.06%, excluding sales charge, significantly outperforming its benchmark, the CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, which rose 1.85%. The Fund also outperformed its peer group, as represented by the Lipper International Small Cap Funds Index, which rose 7.36% for the period. As of April 30, 2003, Franklin Templeton Investments and Wellington Management Company each managed approximately 50% of the Fund's portfolio.

Q: What factors impacted performance the most for your portion of the AXP Partners International Small Cap Fund for the semiannual period ended April 30, 2003?

A: Franklin Templeton: Despite economic sluggishness and geopolitical uncertainties, global stocks were able to post positive returns in the last months of 2002. The same could not be said for the first months of 2003, as escalating geopolitical tensions, particularly over the war in Iraq and continued threats of terrorism, led to depressed investor sentiment and negative global equity market performance.

(bar graph)
                 PERFORMANCE COMPARISON
          For the six-month period ended April 30, 2003
10%
      (bar 1)
8%    +8.06%                                    (bar 3)
                                                +7.36%
6%

4%
                     (bar 2)
2%                   +8.05%

0%

(bar 1) AXP Partners International Small Cap Fund
        Class A (excluding sales charge)
(bar 2) Citigroup Global Equity Index
        ex-U.S. Less Than $2 billion Index (unmanaged)(1)
(bar 3) Lipper European Funds Index(2)

(1) The CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the CitiGroup Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and change in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Small Cap Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Questions & Answers

(begin  callout  quote)  >Despite   economic   sluggishness   and   geopolitical
uncertainties, global stocks were able to post positive returns in the last months of 2002. -- Franklin Templeton (end callout quote)

    Our portion of the portfolio underperformed the benchmark index for the semiannual period primarily due to its positioning in cyclically-oriented stocks in the media, industrials and retail sectors. These stocks declined more dramatically than most due to the widely held outlook for slow economic growth. We believe such economic concerns have led to significant undervaluation of many cyclical and traditional growth stocks, which, in turn, should offer us excellent current opportunities to invest at attractive prices.

TOTAL RETURNS
as of April 30, 2003
                         Class A                    Class B                    Class C                    Class Y
(Inception dates)       (10/3/02)                  (10/3/02)                  (10/3/02)                  (10/3/02)
                  NAV(1)        POP(2)        NAV(1)  After CDSC(3)      NAV(1)   After CDSC(4)      NAV(5)     POP(5)
6 months*         +8.06%        +1.83%        +7.68%      +3.68%         +7.68%       +6.68%         +8.06%       +8.06%
Since inception* +11.79%        +5.36%       +11.18%      +7.18%        +11.18%      +10.18%        +11.79%      +11.79%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We remained focused on finding what we believe are the best small companies, applying our significant resources in global research to manage our portion of the Fund. -- Wellington Management (end callout quote)

A: Wellington: Our portion of the portfolio outperformed the benchmark index for the six months ended April 30, 2003. We remained focused on finding what we believe are the best small companies, applying our significant resources in global research to manage our portion of the Fund. Stock selection in information technology, consumer discretionary and consumer staples was the primary contributor to our strong performance. For example, we had significant positions in Clarins, the high-end European cosmetics company, and TPI, the Spanish "yellow pages" directory publisher, which were strong performers for the Fund. The Fund also benefited from take-over bids for three of its holdings. Merck bid for Banyu Pharmaceuticals; Vodafone bid for Vodafone Telecel; and the Wessels family bid for Volker Wessels Stevin -- each at premiums to the Fund's purchase prices. However, there were some disappointments. Poorly performing holdings included Japanese bank stock Chugoto Bank, Japanese healthcare stock BML and the Netherlands' consumer staple Koninklijke Numico. We completely sold the Fund's position in Numico on concerns of escalating debt.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Franklin Templeton: During the semiannual period, we built a position in Vestas Wind Systems, a Denmark-based wind turbine maker. We were able to purchase the stock when it was trading at a 30% valuation discount to its European engineering competitors, even though we consider Vestas to have a far superior growth profile. With Europe's focus on clean, renewable sources of energy, the outlook for wind power generation continues to be favorable. We also increased the Fund's position in Telemig Cellular, the dominant cellular company in the Minas Gerais region of Brazil. In our view, the growth outlook for Telemig is strong, as it has an excellent management team and limited regional competition. Still, Telemig's stock is among the cheapest of the cellular companies in the world. The Fund also maintains a significant position in Corporacion Geo, the leading homebuilder in Mexico. Geo is a market

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Questions & Answers

    leader in a nation where mortgage growth is expected to be 15-20% in 2003 and yet its stock trades at highly attractive price/earnings and price/book value ratios.

A: Wellington: We added to certain economically cyclical names in the Fund that had traded at low prices. We also increased the Fund's overweighting in European media companies, which have excellent return characteristics, dominant franchises and reasonable prices. We purchased some defense and security-related companies for the Fund, as many nations will almost certainly continue to invest in tighter corporate and domestic security following recent tensions in the Middle East and Asia. At the end of the period, the Fund remained overweighted in healthcare. We believe this sector has little correlation with the economy and is likely to show continued above-market growth.

Q:  What is your outlook for the coming months?

A:  Franklin  Templeton:  We  believe  that  geopolitical   uncertainty  of  the
    coalition's military success against Iraq will continue to affect the international equity markets for the short term, but we also continue to find attractive investment opportunities globally. We remain dedicated to our fundamental value investment strategy of seeking the most attractive international companies with less than $2 billion in market capitalization that are selling at a substantial discount to fair value based on their earnings and cash flow growth.

A:  Wellington:  The  international  economic  outlook  is fairly  negative.  We continue to see the global economy coming to terms with an imbalance of supply and demand following massive capital expenditures in many industries in the late 1990s. The result has been severe price deflation in areas such as technology, telecommunications hardware and infrastructure. Excess supply in Asia is making conditions difficult for competitors in the higher-cost countries of North America and Europe. However, survivors in these industries will be those who represent a strong brand, who are technological innovators and who outsource production to the lowest-cost countries. In Japan, the economy remains mired in financial troubles.

    At the end of the semiannual period, our best ideas were represented in the Fund's positions in computer software, insurance firms and consumer staples. Regionally, the Fund was overweighted in European media, Japanese healthcare and biotechnology companies globally. The Fund was underweighted in materials processing, banks, homebuilding and property-related industries globally, as we see little chance of continued outperformance. At the stock level, we continue to be excited by the great number of attractively valued stocks that we have purchased for the Fund, confident in their prospects for growth.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Investments in Securities
AXP Partners International Small Cap Fund

April 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (91.7%)(c)

Issuer                            Shares             Value(a)

Australia (3.2%)
Beverages & tobacco (0.4%)
Neverfail Springwater          39,100                 $59,435

Media (0.9%)
APN News & Media               59,350                 125,116

Metals (1.1%)
Iluka Resources                42,680                 109,731
Sons of Gwalia                 47,660                  55,155
Total                                                 164,886

Multi-industry conglomerates (0.5%)
Mayne Group                    35,680                  66,066

Retail (0.3%)
David Jones                    72,700                  47,751

Bermuda (0.2%)
Restaurants & lodging
Shangri-La Asia                45,000                  28,417

Brazil (0.9%)
Multi-industry conglomerates (0.2%)
Cia de Concessoes Rodoviarias   7,600                  23,709

Paper & packaging (0.4%)
Aracruz Celulose ADR            2,550                  53,550

Utilities -- telephone (0.3%)
Telemig Celular Participacoes
  ADR                           3,170                  59,596

Canada (4.4%)
Automotive & related (0.4%)
Linamar                        10,170                  63,093

Banks and savings & loans (0.4%)
Laurentian Bank of Canada       3,210                  60,414

Electronics (1.0%)
ATI Technologies               15,310(b)               96,474
GSI Lumonics                   10,880(b)               47,476
Total                                                 143,950

Energy equipment & services (0.5%)
Precision Drilling              2,260(b)               77,302

Food (1.0%)
North West Company Fund         5,750                  90,984
Sobeys                          1,950                  50,429
Total                                                 141,413

Media (1.1%)
Torstar Cl B                    5,020                  89,790
Transcontinental Cl B           4,820                  60,477
Total                                                 150,267

China (1.0%)
Banks and savings & loans (0.3%)
Wing Hang Bank                 13,500                  42,496

Media (0.2%)
SCMP Group                     68,000                  25,721

Multi-industry conglomerates (0.5%)
Beijing Capital Intl Airport  326,000                  70,642

Denmark (1.7%)
Beverages & tobacco (0.5%)
Carlsberg Cl B                  2,050                  74,572

Health care (0.5%)
Novozymes                       3,050                  74,500

Utilities -- electric (0.7%)
Vestas Wind Systems            11,630                  90,905

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Finland (3.7%)
Health care services (0.6%)
Orion-Yhtyma Cl B               4,950                 $82,863

Industrial equipment & services (0.9%)
KCI Konecranes Intl             2,760                  60,125
Metso                           8,670                  82,243
Total                                                 142,368

Insurance (0.7%)
Pohjola Group Series D          7,000                 105,852

Multi-industry conglomerates (0.7%)
Amer Group                      3,180                  95,820

Utilities -- telephone (0.8%)
Elisa Oyj Cl A                 14,400(b)              110,886

France (7.3%)
Beverages & tobacco (0.8%)
Remy Cointreau                  4,200                 121,164

Building materials & construction (0.8%)
Eiffage                         1,400                 121,243

Communications equipment & services (0.4%)
Wavecom                         4,600(b)               58,266

Computer software & services (0.9%)
Dassault Systemes               4,300                 124,241

Computers & office equipment (0.2%)
Cegid                             600                  27,956

Energy equipment & services (0.4%)
Alstom                         27,300(b)               55,450

Insurance (0.3%)
April Group                     3,300                  47,987

Media (1.2%)
NRJ Group                      10,900                 170,302

Multi-industry conglomerates (1.3%)
Cegedim                         2,505                  77,997
Societe BIC                     2,900                 101,946
Total                                                 179,943

Retail (0.6%)
Galeries Lafayette                780                  92,619

Textiles & apparel (0.4%)
Camaieu                         1,242                  54,473

Germany (3.2%)
Electronics (0.4%)
Vossloh                         1,484                  52,020

Health care (0.7%)
Gehe                            2,680                 106,296

Industrial equipment & services (0.7%)
Heidelberger Druckmaschinen     3,000                  55,912
Jungheinrich                    3,900                  47,006
Total                                                 102,918

Multi-industry conglomerates (1.0%)
GFK                             6,400                  94,208
Jenoptik                        4,050                  47,910
Total                                                 142,118

Retail (0.4%)
Hornbach Holding                1,300                  53,680

Greece (1.1%)
Banks and savings & loans (0.5%)
Alpha Bank A.E.                 5,335(b)               74,066

Utilities -- telephone (0.6%)
STET Hellas
  Telecommunications ADR        8,400                  78,624

Hong Kong (5.6%)
Banks and savings & loans (0.2%)
Wing Lung Bank                  8,500                  31,007

Building materials & construction (0.5%)
Dah Sing Financial Group       17,200                  78,512

Communications equipment & services (0.3%)
Asia Satellite
  Telecommunications Holdings  34,000                  47,083

Electronics (2.0%)
ASM Pacific Technology         32,500                  80,635
Techtronic Inds               160,000                 201,050
Total                                                 281,685

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Hong Kong (cont.)
Multi-industry conglomerates (1.2%)
Cosco Pacific                  50,000                 $42,954
Lerado Group Holding          459,984                  69,006
Li & Fung                      50,000                  56,097
Total                                                 168,057

Textiles & apparel (1.4%)
Fountain Set                  148,000                 100,576
Giordano Intl Limited         158,000                  42,544
Texwinca Holdings              77,000                  59,238
Total                                                 202,358

India (1.0%)
Building materials & construction (0.5%)
Gujarat Ambuja Cements GDR     21,060                  71,393

Computer software & services (0.5%)
Satyam Computer Services        9,280                  71,456

Israel (0.5%)
Electronics
Orbotech                        5,270(b)               72,410

Italy (3.0%)
Banks and savings & loans (1.6%)
Banca Popolare di Milano       27,400(b)              114,057
Banco Popolare
   di Verona e Novara           8,730                 118,569
Total                                                 232,626

Communications equipment & services (0.6%)
Ericsson                        4,358                  88,030

Media (0.8%)
Caltagirone Editore            19,800                 115,124

Japan (17.5%)
Airlines (0.2%)
Japan Airport Terminal          6,000                  34,110

Beverages & tobacco (0.3%)
Kirin Beverage                  3,000                  48,222

Building materials & construction (0.3%)
Toto                            9,000                  45,128

Commercial finance (0.5%)
Nissin                         16,900                  73,971

Computers & office equipment (1.4%)
Ines                           15,300                  91,215
Meitec                          4,300                 109,248
Total                                                 200,463

Electronics (1.3%)
Alpine Electronics              5,000                  56,306
Fujimi                          4,700                 106,405
Shinko Electric Inds            1,700                  29,935
Total                                                 192,646

Food (0.6%)
Hutech Norin                    3,000                  28,677
Kikkoman                        9,000                  56,071
Total                                                  84,748

Health care (3.6%)
Kissei Pharmaceutical           5,000                  58,486
Nippon Shinyaku                24,000                 135,034
Ono Pharmaceutical              3,000                  89,552
Santen Pharmaceutical          11,400                 114,707
Towa Pharmaceutical             8,000                 109,341
Total                                                 507,120

Health care services (1.1%)
BML                             6,200                  80,528
SRL                            10,000                  83,683
Total                                                 164,211

Household products (1.2%)
Fancl                           2,200                  68,992
Sangetsu                        5,600                  98,139
Total                                                 167,131

Leisure time & entertainment (0.8%)
Shimano                         6,900                 109,523

Media (1.4%)
Asatsu-DK                       5,700                  95,589
Kadokawa Holdings               3,200                  55,811
Nippon Television Network         560                  57,381
Total                                                 208,781

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

10   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

Japan (cont.)
Miscellaneous (0.7%)
Benesse                         3,200                 $42,663
Zeon                           13,000                  62,787
Total                                                 105,450

Multi-industry conglomerates (1.1%)
Bellsystem24                      500                  64,145
N.I.C.                          6,000                  51,166
Tokyo Individualized
  Educational Institute         5,800                  45,910
Total                                                 161,221

Retail (2.4%)
C&S                             6,900                  95,117
Citizen Watch                   9,000                  47,468
FamilyMart                      5,900                 112,547
Tsuruha                         6,000                  95,539
Total                                                 350,671

Textiles & apparel (0.6%)
Nagaileben                      3,400                  83,532

Luxembourg (0.2%)
Miscellaneous

Thiel Logistik                  9,330(b)               32,382

Mexico (1.5%)
Beverages & tobacco (0.3%)
Grupo Continental              25,070                  38,487

Building materials & construction (0.7%)
Corporacion GEO Series B       35,760(b)               98,990

Multi-industry conglomerates (0.5%)
Grupo Aeroportuario d
  el Sureste ADR                5,860                  75,067

Netherlands (4.1%)
Communications equipment & services (0.3%)
Draka Holding                   4,530                  39,028

Health care (0.5%)
OPG Groep                       2,420                  75,620

Industrial equipment & services (0.8%)
IHC Caland                      2,290                 118,198

Multi-industry conglomerates (2.5%)
Aalberts Inds                   6,700                  99,297
Arcadis                        12,480                 112,814
SNT Group                       5,100(b)               56,916
Vedior                         13,120                  86,534
Total                                                 355,561

New Zealand (1.3%)
Financial services (0.5%)
Tower                          55,900                  69,727

Health care (0.8%)
Fisher & Paykel Healthcare     19,560                 117,615

Norway (0.3%)
Financial services
Gjensidige NOR ASA              1,170                  40,545

Singapore (2.2%)
Beverages & tobacco (0.4%)
Fraser & Neave                 13,000                  58,572

Communications equipment & services (0.6%)
MobileOne                     147,000                 104,314

Financial services (0.7%)
Singapore Exchange            137,000                  94,131

Food (0.5%)
Want Want Holdings            102,030                  67,340

South Korea (4.7%)
Automotive & related (0.5%)
Halla Climate Control           1,850                  65,626

Banks and savings & loans (1.7%)
Daegu Bank                     13,110                  49,041
Koram Bank                     22,380                 145,700
Pusan Bank                     11,560                  46,430
Total                                                 241,171

Beverages & tobacco (0.4%)
KT&G                            3,310                  50,672

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

South Korea (cont.)
Electronics (0.9%)
Daeduck Electronics            11,700                 $81,466
Samsung Electro Mechanics       1,870                  55,177
Total                                                 136,643

Food (0.5%)
Nong Shim                       1,028                  76,571

Media (0.7%)
Cheil Communications            1,220                 105,934

Spain (2.6%)
Building materials & construction (0.4%)
Grupo Dragados                  3,027                  57,834

Media (1.2%)
Telefonica Publicidad e Informacion39,600             169,703

Restaurants & lodging (0.4%)
Sol Melia                      15,900                  62,460

Transportation (0.6%)
Transportes Azkar              16,580                  84,190

Sweden (3.5%)
Automotive & related (0.9%)
Autoliv                         5,330                 130,322

Building materials & construction (0.5%)
D. Carnegie & Co               13,880                  76,020

Media (0.8%)
Enrio                           4,780                  36,523
Modern Times Group Cl B         6,580                  73,606
Total                                                 110,129

Miscellaneous (0.8%)
Alfa Laval                     11,150(b)              109,051

Multi-industry conglomerates (0.5%)
Munters AB                        670                  13,679
Observer                       25,570                  59,395
Total                                                  73,074

Switzerland (4.0%)
Banks and savings & loans (0.4%)
Vontobel Holding                4,210                  57,580

Chemicals (0.6%)
Gurit-Heberlein                   170                  89,619

Food (0.9%)
Lindt & Spruengli                 200                 123,866

Health care (1.2%)
Actelion                          990(b)               63,394
Bachem                            870                  40,411
Phonak Holding AG               6,852                  72,749
Total                                                 176,554

Industrial equipment & services (0.3%)
SIG Holding                       450                  46,533

Insurance (0.5%)
Swiss Life Holding              1,068(b)               66,775

Multi-industry conglomerates (0.1%)
Swisslog Holding                6,410(b)               21,173

Taiwan (0.3%)
Computers & office equipment
Compal Electronics             35,000                  37,751

Thailand (0.4%)
Energy equipment & services

PTT Public                     51,600                  56,571

United Kingdom (12.3%)
Aerospace & defense (0.9%)
Alvis                          18,500                  47,900
Rolls-Royce                    52,400                  76,001
Total                                                 123,901

Automotive & related (0.7%)
Kidde                          82,880                  95,373

Beverages & tobacco (0.4%)
Bulmer (H.P.) Holdings         12,000(b)               62,140

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)

United Kingdom (cont.)
Chemicals (1.1%)
Croda Intl                     16,800                 $70,384
Shanks Group                   26,883                  39,743
Yule Catto                     10,710                  56,829
Total                                                 166,956

Computer software & services (0.5%)
Sage Group                     30,200                  66,971

Computers & office equipment (0.8%)
NDS Group ADR                   5,400(b)               69,390
RM                             29,200                  51,336
Total                                                 120,726

Electronics (1.1%)
ARM Holdings                   97,862(b)              100,101
Chubb                          58,220                  62,111
Total                                                 162,212

Food (0.5%)
Geest                           9,230                  70,661

Health care (0.3%)
Cambridge Antibody
  Technology Group              6,300(b)               41,182

Leisure time & entertainment (0.6%)
EMI Group                      42,800                  82,086

Media (1.4%)
Carlton Communications         41,200                  69,140
Informa Group                  45,000                 140,248
Total                                                 209,388

Multi-industry conglomerates (1.5%)
Brambles Inds                  29,750                  88,439
Securicor                      92,100                 138,367
Total                                                 226,806

Retail (0.5%)
WH Smith                       14,280                  69,953

Textiles & apparel (0.9%)
Burberry Group                 32,650                 136,458

Transportation (1.1%)
Avis Europe                    32,580                  44,651
FirstGroup                     28,000                 107,402
Total                                                 152,053

Total common stocks

(Cost: $12,370,538)                               $13,239,890

Preferred stocks (1.0%)(c)

Issuer                            Shares             Value(a)
Germany

Hugo Boss                       6,410                 $88,704
Krones                          1,000                  58,579

Total preferred stocks

(Cost: $108,677)                                     $147,283

Total investments in securities

(Cost: $12,479,215)(d)                            $13,387,173

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  At April 30, 2003,  the cost of securities  for federal income tax purposes
     was   approximately   $12,479,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation           $1,426,000
    Unrealized depreciation             (518,000)
                                        --------
    Net unrealized appreciation       $  908,000
                                      ----------


--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $12,479,215)                                                 $13,387,173
Cash in bank on demand deposit                                                     1,328,397
Foreign currency holdings (identified cost $21,850) (Note 1)                          21,886
Capital shares receivable                                                              2,830
Dividends and accrued interest receivable                                             44,170
Receivable for investment securities sold                                             72,860
Unrealized appreciation on foreign currency contracts held, at value (Note 5)          1,177
                                                                                       -----
Total assets                                                                      14,858,493
                                                                                  ----------

Liabilities
Payable for investment securities purchased                                          287,860
Unrealized depreciation on foreign currency contracts held, at value (Note 5)            306
Accrued investment management services fee                                               436
Accrued distribution fee                                                                 114
Accrued transfer agency fee                                                               40
Accrued administrative services fee                                                       31
Other accrued expenses                                                               129,164
                                                                                     -------
Total liabilities                                                                    417,951
                                                                                     -------
Net assets applicable to outstanding capital stock                               $14,440,542
                                                                                 ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                         $    26,277
Additional paid-in capital                                                        13,167,054
Undistributed net investment income                                                   39,421
Accumulated net realized gain (loss) (Note 7)                                        299,507
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)       908,283
                                                                                     -------
Total -- representing net assets applicable to outstanding capital stock         $14,440,542
                                                                                 ===========
Net assets applicable to outstanding shares:    Class A                          $13,563,454
                                                Class B                          $   725,723
                                                Class C                          $   118,324
                                                Class Y                          $    33,041
Net asset value per share of outstanding capital stock:
                                                Class A shares   2,467,424       $      5.50
                                                Class B shares     132,685       $      5.47
                                                Class C shares      21,617       $      5.47
                                                Class Y shares       6,004       $      5.50
                                                                                 -----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Six months ended April 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                       $  180,874
Interest                                                                             2,743
   Less foreign taxes withheld                                                     (23,412)
                                                                                   -------
Total income                                                                       160,205
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                  68,457
Distribution fee
   Class A                                                                          14,679
   Class B                                                                           1,976
   Class C                                                                             317
Transfer agency fee                                                                  4,093
Incremental transfer agency fee
   Class A                                                                             331
   Class B                                                                             191
   Class C                                                                              23
Service fee -- Class Y                                                                  12
Administrative services fees and expenses                                            4,890
Custodian fees                                                                      37,850
Printing and postage                                                                34,900
Registration fees                                                                   92,872
Audit fees                                                                           8,750
Other                                                                               19,591
                                                                                    ------
Total expenses                                                                     288,932
   Expenses waived/reimbursed by AEFC (Note 2)                                    (168,142)
                                                                                  --------
                                                                                   120,790
   Earnings credits on cash balances (Note 2)                                           (7)
                                                                                        --
Total net expenses                                                                 120,783
                                                                                   -------
Investment income (loss) -- net                                                     39,422
                                                                                    ------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  327,543
   Foreign currency transactions                                                    (3,242)
                                                                                    ------
Net realized gain (loss) on investments                                            324,301
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              691,139
                                                                                   -------
Net gain (loss) on investments and foreign currencies                            1,015,440
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                 $1,054,862
                                                                                ==========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund
                                                            April 30, 2003        For the period from
                                                           Six months ended        Oct. 3, 2002* to
                                                              (Unaudited)            Oct. 31, 2002
Operations
Investment income (loss) -- net                              $    39,422              $    (8,673)
Net realized gain (loss) on investments                          324,301                  (21,722)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                             691,139                  365,980
                                                                 -------                  -------
Net increase (decrease) in net assets resulting
   from operations                                             1,054,862                  335,585
                                                               ---------                  -------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                     2,117,445                  433,690
   Class B shares                                                594,914                  113,594
   Class C shares                                                 81,888                   21,212
   Class Y shares                                                 10,000                   10,000
Payments for redemptions
   Class A shares                                               (133,308)                      --
   Class B shares (Note 2)                                       (42,291)                      --
   Class C shares (Note 2)                                        (3,845)                      --
   Class Y shares                                                     --                       --
                                                               ---------                  -------
Increase (decrease) in net assets
   from capital share transactions                             2,624,803                  578,496
                                                               ---------                  -------
Total increase (decrease) in net assets                        3,679,665                  914,081
Net assets at beginning of period (Note 1)                    10,760,877                9,846,796**
                                        -                     ----------                ---------
Net assets at end of period                                  $14,440,542              $10,760,877
                                                             ===========              ===========
Undistributed (excess of distributions over)
   net investment income                                     $    39,421              $        (1)
                                                             -----------              -----------

*    When shares became publicly available.

** Initial capital of $10,000,000 was contributed on Sept. 26, 2002. The Fund had a decrease in net assets resulting from operations of $153,204 during the period from Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Notes to Financial Statements
AXP Partners International Small Cap Fund

(Unaudited as to April 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $10,000,000 in the Fund which represented 1,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002. As of April 30, 2003, AEFC owned approximately 76% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.12% to 0.995% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small Cap Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on May 1, 2003 and will cover the six-month period beginning Nov. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $15,916 for Class A and $37 for Class C for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

For the six months ended April 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.95% for Class A, 2.72% for Class B, 2.71% for Class C and 1.78% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2003, the Fund's custodian and transfer agency fees were reduced by $7 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,173,551 and $3,848,545, respectively, for the six months ended April 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended April 30, 2003
                                             Class A          Class B          Class C        Class Y
Sold                                         413,122         116,141          16,103          1,946
Issued for reinvested distributions               --              --              --             --
Redeemed                                     (26,532)         (8,322)           (738)            --
                                             -------          ------            ----           ----
Net increase (decrease)                      386,590         107,819          15,365          1,946
                                             -------         -------          ------          -----


                                                         Oct.  3,  2002*  to Oct. 31,  2002
                                             Class A          Class B          Class C        Class Y
Sold                                          86,834          22,866           4,252          2,058
Issued for reinvested distributions               --              --              --             --
Redeemed                                          --              --              --             --
                                             -------         -------          ------          -----
Net increase (decrease)                       86,834          22,866           4,252          2,058
                                             -------         -------          ------          -----

* When shares became publicly available.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date            Currency to              Currency to     Unrealized     Unrealized
                        be delivered              be received    appreciation   depreciation
May 1, 2003                   13,108                1,583,647        $  171          $ --
                         U.S. Dollar             Japanese Yen
May 2, 2003                   16,825                   18,478            --           299
              European Monetary Unit              U.S. Dollar
May 2, 2003                   21,890                   19,841           252            --
                         U.S. Dollar    European Monetary Unit
May 2, 2003                    2,665                  320,158            19            --
                         U.S. Dollar    European Monetary Unit
May 2, 2003                   24,220                  188,890            --             1
                         U.S. Dollar         Hong Kong Dollar
May 2, 2003                   14,314                   96,240           153            --
                         U.S. Dollar             Danish Krona
May 5, 2003                   16,998                   23,221           124            --
                         U.S. Dollar              Swiss Franc
May 5, 2003                   10,398                   81,096            --            --
                         U.S. Dollar         Hong Kong Dollar
May 5, 2003                   29,617                   26,854           349            --
                         U.S. Dollar   European Monetary Unit
May 6, 2003                   54,112                6,466,367           109            --
                         U.S. Dollar             Japanese Yen
May 6, 2003                   14,040                   12,576            --             6
                         U.S. Dollar   European Monetary Unit
                                                                     ------          ----
Total                                                                $1,177          $306
                                                                     ------          ----


6. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2003.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $20,761 as of Oct. 31, 2002 that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                    2003(k)             2002(b)
Net asset value, beginning of period                                           $5.09               $4.92
Income from investment operations:
Net investment income (loss)                                                     .02                  --
Net gains (losses) (both realized and unrealized)                                .39                 .17
Total from investment operations                                                 .41                 .17
Net asset value, end of period                                                 $5.50               $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                          $14                 $11
Ratio of expenses to average daily net assets(c),(e)                           1.95%(d)            1.86%(d)
Ratio of net investment income (loss) to average daily net assets               .65%(d)           (1.08%)(d)
Portfolio turnover rate (excluding short-term securities)                        34%                  7%
Total return(i)                                                                8.06%(j)            3.46%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT


Class B

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                    2003(k)             2002(b)
Net asset value, beginning of period                                           $5.08               $4.92
Income from investment operations:
Net investment income (loss)                                                     .01                (.01)
Net gains (losses) (both realized and unrealized)                                .38                 .17
Total from investment operations                                                 .39                 .16
Net asset value, end of period                                                 $5.47               $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                            $1                $--
Ratio of expenses to average daily net assets(c),(f)                            2.72%(d)           2.72%(d)
Ratio of net investment income (loss) to average daily net assets                .42%(d)          (2.17%)(d)
Portfolio turnover rate (excluding short-term securities)                         34%                 7%
Total return(i)                                                                 7.68%(j)           3.25%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                    2003(k)                2002(b)
Net asset value, beginning of period                                           $5.08                  $4.92
Income from investment operations:
Net investment income (loss)                                                     .01                   (.01)
Net gains (losses) (both realized and unrealized)                                .38                    .17
Total from investment operations                                                 .39                    .16
Net asset value, end of period                                                 $5.47                  $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                          $--                    $--
Ratio of expenses to average daily net assets(c),(g)                           2.71%(d)               2.72%(d)
Ratio of net investment income (loss) to average daily net assets               .48%(d)              (2.02%)(d)
Portfolio turnover rate (excluding short-term securities)                        34%                     7%
Total return(i)                                                                7.68%(j)               3.25%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                    2003(k)                2002(b)
Net asset value, beginning of period                                           $5.09                  $4.92
Income from investment operations:
Net investment income (loss)                                                     .02                     --
Net gains (losses) (both realized and unrealized)                                .39                    .17
Net asset value, end of period                                                 $5.50                  $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                          $--                    $--
Ratio of expenses to average daily net assets(c),(h)                           1.78%(d)               1.73%(d)
Ratio of net investment income (loss) to average daily net assets               .99%(d)               (.93%)(d)
Portfolio turnover rate (excluding short-term securities)                        34%                     7%
Total return(i)                                                                8.06%(j)               3.46%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 4.74% and 10.34% for the periods ended 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 5.51% and 11.11% for the periods ended 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 5.51% and 11.11% for the periods ended 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 4.57% and 10.17% for the periods ended 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended April 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --  2003 SEMIANNUAL REPORT

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a) Not applicable pursuant to SEC Release No. IC-25914 (January 27,
           2003).

           (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners International Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June __, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 1, 2003